                                                                  EXECUTION COPY
                                                                   Exhibit 10.35



                         RECEIVABLES PURCHASE AGREEMENT

                           dated as of June 25, 1999

                                     among

                      CGSF FUNDING CORPORATION, as Seller,

                       McKESSON HBOC, INC., as Servicer,

                   PREFERRED RECEIVABLES FUNDING CORPORATION,

                    FALCON ASSET SECURITIZATION CORPORATION

                                      and

                      BLUE RIDGE ASSET FUNDING CORPORATION

                                  as Conduits,

                       THE FIRST NATIONAL BANK OF CHICAGO

                                      and

                              WACHOVIA BANK, N.A.

                              as Managing Agents,

          THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES HERETO,

                           as Financial Institutions

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,

                              as Collateral Agent

                            CGSF FUNDING CORPORATION

                         RECEIVABLES PURCHASE AGREEMENT

          This Receivables Purchase Agreement dated as of June 25, 1999 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this "Agreement") is among CGSF Funding Corporation, a Delaware
            ----------
corporation ("Seller"), McKesson HBOC, Inc., a Delaware corporation
              ------
("McKesson"), as initial Servicer (the Servicer together with the Seller, the
  --------
"Seller Parties" and each a "Seller Party"), the funding entities listed on
 --------------              ------------
Schedule A to this Agreement (together with their respective successors and
----------
assigns hereunder, the "Financial Institutions"), Preferred Receivables Funding
                        ----------------------
Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon") and
              ------                                              ------
Blue Ridge Asset Funding Corporation ("Blue Ridge"; PREFCO, Falcon and Blue
                                       ----------
Ridge being referred to collectively as the "Conduits", and together with the
                                             --------
Financial Institutions, the "Purchasers"), The First National Bank of Chicago
                             ----------
and Wachovia Bank, N.A. (each, a "Managing Agent" and collectively, the
                                  ---------------
"Managing Agents") and The First National Bank of Chicago, as collateral agent
 ---------------
for the Purchasers hereunder or any successor collateral agent hereunder (together with its successors and assigns hereunder, the "Collateral Agent").
                                                          ----------------
Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.
                                            ---------

                             PRELIMINARY STATEMENTS

          Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time.

          The Conduits may, in their absolute and sole discretion, purchase Purchaser Interests from Seller from time to time.

          In the event that the Conduits decline to make any purchase, the Financial Institutions shall, at the request of Seller, purchase Purchaser Interests from time to time. In addition, the Financial Institutions have agreed to provide a liquidity facility to the Conduits in accordance with the terms hereof. Each Financial Institution which has so agreed on behalf of a Conduit is sometimes hereinafter referred to as a "Committed Purchaser" for such
                                                   -------------------
Conduit.

          The First National Bank of Chicago has been requested and is willing to act as Collateral Agent on behalf of the Conduits and the Financial Institutions in accordance with the terms hereof.

                                   ARTICLE I

                             PURCHASE ARRANGEMENTS

          Section 1.1  Purchase Facility.  Upon the terms and subject to the
                       -----------------
conditions hereof, Seller hereby sells and assigns Purchaser Interests to the Collateral Agent for the benefit of one or more of the Purchasers in all of its Receivables, whether now owned or hereafter arising. In accordance with the terms and conditions set forth herein, each Conduit may, at its option, instruct the related Managing Agent to purchase on its behalf, or if such Conduits shall decline to purchase, the Managing Agents shall purchase, on behalf of the applicable Committed

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Purchasers, Purchaser Interests from time to time in an aggregate amount not to exceed the Purchase Limit during the period from the date hereof to but not including the Facility Termination Date.

          Section 1.2  Increases.  Seller shall provide each Managing Agent with
                       ---------
at least two (2) Business Days' prior notice in a form set forth as Exhibit II
                                                                    ----------
hereto of each Incremental Purchase (a "Purchase Notice"), provided that only
                                        ---------------    --------
one Business Day's notice period shall be required in connection with the initial purchase hereunder. Each Purchase Notice shall be subject to Section
                                                                      -------
6.2 hereof and, except as set forth below, shall be irrevocable and shall
---
specify the requested Purchase Price (which shall not be less than $15,000,000 in the aggregate for all Purchasers), date of purchase, the type of Discount Rate and Tranche Period; provided, that the Seller may not send more than one
                         --------
(1) Purchase Notice in any one-week period. Following receipt of a Purchase Notice, each Managing Agent will determine whether each of its related Conduits agrees to make the purchase and whether such Conduit is capable of making a purchase with the requested Tranche Period. If any Conduit declines to make a proposed purchase, its Managing Agent shall promptly notify the Collateral Agent and the Seller and the Seller may cancel the Purchase Notice or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest will be made by the applicable Committed Purchasers. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in
Article VI, each Conduit or the applicable Committed Purchasers, as applicable,
----------
shall make available to its related Managing Agent at its address listed beneath its signature on its signature page to this Agreement, for deposit to such account as the Seller designates from time to time, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of a Conduit, such Conduit's Pro Rata Share of the Purchaser Interests then being purchased or (ii) in the case of a Financial Institution, such Financial Institution's Adjusted Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests then being purchased.

          Section 1.3  Decreases.  Seller shall provide each Managing Agent with
                       ---------
prior written notice in conformity with the Required Notice Period of any reduction from Collections requested by Seller of Capital (a "Reduction
                                                              ---------
Notice").  Such Reduction Notice shall designate (i) the date (the "Proposed
                                                                    --------
Reduction Date") upon which any such reduction of Capital by the Collateral
--------------
Agent and the Managing Agents shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the aggregate amount of Capital to be reduced which shall be applied by the Managing Agents ratably to the Purchaser Interests of the Conduits and the Financial Institutions in accordance with the amount of Capital (if any) owing to the Conduits, on the one hand, and the amount of Capital (if any) owing to the Financial Institutions on the other hand (in each case, ratably, based on their respective Pro Rata Shares), (the "Aggregate Reduction"). Only one (1) Reduction Notice shall be outstanding at
 -------------------
any time.

          Section 1.4  Payment Requirements.  All amounts to be paid or
                       --------------------
deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (Chicago time) on the day when due in immediately available funds, and if not received before 12:00 noon (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the related Managing Agent, for the account of such Purchaser, at its address listed beneath its signature on its signature page to this Agreement until otherwise

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notified by such Managing Agent. All computations of Yield and per annum fees hereunder and under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

                                   ARTICLE II

                            PAYMENTS AND COLLECTIONS

          Section 2.1  Payments.  Notwithstanding any limitation on recourse
                       --------
contained in this Agreement, Seller shall immediately pay to each Managing Agent when due, for the account of the related Purchaser or Purchasers (i) such fees as set forth in the exhibits to the Mandate Letter and as set forth in the Fee Letter (which fees shall be sufficient to pay all fees owing to the Financial Institutions), (ii) all amounts payable as Yield, (iii) all amounts payable as Deemed Collections (which, subject to the servicing procedures set forth in
Article VIII, shall be applied to reduce outstanding Capital hereunder in
------------
accordance with Sections 2.2 and 2.3 hereof), (iv) all amounts payable to reduce
                ------------     ---
the Seller Interest, if required, pursuant to Section 2.6, (v) all amounts
                                              -----------
payable pursuant to Article X, if any, (vi) all Servicer costs and expenses in
                    ---------
connection with servicing, administering and collecting the Receivables, (vii) all Broken Funding Costs and (viii) all Default Fees (collectively, the "Obligations"). If any Person fails to pay any of the Obligations when due,
 -----------
such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement, the Fee Letter or the Managing Agents' respective exhibits to the Mandate Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to the Servicer and, at all times prior to such payment, such Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers, the Managing Agents and the Collateral Agent.

          Section 2.2  Collections Prior to Amortization.  Prior to the
                       ----------------------------------
Amortization Date, and other than in connection with an Aggregate Reduction, any Collections and/or Deemed Collections received by the Servicer (after the initial purchase of a Purchaser Interest hereunder and on or prior to the Amortization Date of such Purchaser Interest) shall be set aside and held in trust by the Servicer for the payment of any accrued and unpaid Aggregate Unpaids, subject to the Servicing procedures set forth in Article VIII, and,
                                                          ------------
upon each such receipt of Collections by the Servicer, the Seller hereby requests and the Purchasers hereby agree to make, a reinvestment of funds (each, a "Reinvestment"), such that after giving effect to such application of funds,
   ------------
the amount of Aggregate Capital immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Aggregate Capital immediately prior to such receipt. On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Managing Agents' respective accounts in accordance with the applicable Pro Rata Shares of the related Purchasers, the amounts set aside during the preceding Settlement Period and apply such amounts (if not previously paid in accordance with Section 2.1) to
                                                              -----------
reduce unpaid Obligations. If such Obligations shall be reduced to zero, any additional Collections received by the Servicer shall (i) if applicable, be remitted to the Managing Agents' respective accounts in accordance with the applicable Pro Rata Shares of the related Purchasers no later than 12:00 noon (Chicago

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time) to the extent required to fund any Aggregate Reduction on such Settlement
Date and (ii) thereafter be remitted from the Servicer to Seller on such Settlement Date.

          Section 2.3  Collections Following Amortization.  On the Amortization
                       -----------------------------------
Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day and an additional amount of Collections for the payment of any accrued and unpaid Obligations owed by Seller and not previously paid by Seller in accordance with Section 2.1, whether or not any such Collections are allocable
                -----------
to the Purchaser Interests for the benefit of the Purchasers. On and after the Amortization Date, the Servicer shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Collateral Agent (i) remit to the Managing Agents' respective accounts established for the benefit of the related Purchasers, in accordance with the applicable Pro Rata Shares, the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts to reduce the Aggregate Capital and any other Aggregate Unpaids.

          Section 2.4  Application of Collections.  If there shall be
                       --------------------------
insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3 (as
                                               -----------    ---
applicable), the Servicer shall distribute funds:

          first, ratably to the payment of all accrued and unpaid fees under the
          -----
     Fee Letter and Yield;

          second, to the payment of the Servicer's reasonable out-of-pocket
          ------
     costs and expenses in connection with servicing, administering and collecting the Receivables if Seller or one of its Affiliates is not then acting as the Servicer,

          third, to the reimbursement of the Collateral Agent's and each
          -----
     Managing Agent's costs of collection and enforcement of this Agreement,

          fourth, (if applicable) in reduction of the Aggregate Capital
          ------

          fifth, for the ratable payment of all other unpaid Obligations,
          -----
     provided that to the extent such Obligations relate to the payment of
     --------
     Servicer costs and expenses when the Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and sixth, after the Aggregate Unpaids have been indefeasibly reduced to
          -----
     zero, to the Seller.

          Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Section 2.4 above, shall be shared
                                       -----------
ratably (within each priority) among the Collateral Agent, the Managing Agents and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

          Section 2.5  Payment Rescission.  No payment of any of the Aggregate
                       ------------------
Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Collateral Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof, plus the Default Fee from the date of any
                                    ----
such rescission, return or refunding.

          Section 2.6  Seller Interest.  Seller shall ensure that the Purchaser
                       ---------------
Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, Seller shall immediately pay to the Managing Agents an amount to be applied to reduce the Aggregate Capital, such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.

          Section 2.7  Clean Up Call.  In addition to Seller's rights pursuant
                       -------------
to Section 1.3, Seller shall have the right (after providing written notice to
   -----------
the Managing Agents in accordance with the Required Notice Period), at any time following the reduction of the Capital to a level that is less than 10.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser, any Managing Agent or the Collateral Agent.

                                  ARTICLE III

                                   [RESERVED]

                                   ARTICLE IV

                                    FUNDING

          Section 4.1  General Funding Provisions.  Each Purchaser Interest of
                       --------------------------
the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Base Rate in accordance with the terms and conditions hereof, and each Purchaser Interest of the Conduits shall accrue Yield for each day during its Tranche Period at the CP Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Managing Agents of another Discount Rate in accordance with Section 4.4, the initial
                                                   -----------
Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Base Rate. If the Financial Institutions acquire by assignment from any Conduit any Purchaser Interest pursuant to such Conduit's respective Liquidity Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.

          Section 4.2  Yield Payments.  On the Settlement Date for each
                       --------------
Purchaser Interest, Seller shall pay to each Managing Agent (for the benefit of the applicable Purchasers) an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with Article II.
                ----------

          Section 4.3  Selection and Continuation of Tranche Periods.  (a) With
                       ---------------------------------------------
consultation from each related Managing Agent, Seller shall from time to time request Tranche Periods for the Purchaser Interests; provided, however, that no
                                                     --------  -------
more than fifteen (15) Tranche Periods shall be outstanding at any one time.

          (b)  Seller may, effective on the last day of a Tranche Period (the

"Terminating Tranche") for any Purchaser Interest, divide any such Purchaser
--------------------
Interest into multiple Purchaser Interests or combine any such Purchaser Interest with one or more other Purchaser Interests which either have a Terminating Tranche ending on such day or are newly created on such day (subject to the Conduits' ability to accommodate such division or combination), provided,
                                                                       --------
in no event may a Purchaser Interest of the Conduits be combined with a Purchaser Interest of the Financial Institutions.

          Section 4.4  Financial Institution Discount Rates.  Seller may select
                       -------------------------------------
the LIBO Rate or the Base Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 12:00 noon (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Base Rate is being requested as a new Discount Rate, give each related Managing Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche.

          Section 4.5  Suspension of the LIBO Rate.  (a) If any Financial
                       ---------------------------
Institution notifies its related Managing Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then such Managing Agent shall notify the Collateral Agent and shall suspend the availability of such LIBO Rate and require Seller to select the Base Rate for any Purchaser Interest accruing Yield at such LIBO Rate.

          (b) If less than all of the Financial Institutions give a notice to the Managing Agents pursuant to Section 4.5(a), each Financial Institution which
                                --------------
gave such a notice shall be obligated, at the request of Seller or such Financial Institution's Managing Agent (on behalf of the related Conduit or Conduits), to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another funding entity nominated by Seller that is acceptable to the Conduits and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the notifying Financial Institution receives
             --------
payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).
                                                    ---------------

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

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

          Section 5.1  Representations and Warranties of Seller Parties.  Each
                       ------------------------------------------------
Seller Party hereby represents and warrants to the Collateral Agent, the Managing Agents and the Purchasers, as to itself, that:

          (a)  Corporate Existence and Power. Such Seller Party is a corporation
               -----------------------------
duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

          (b)  Power and Authority; Due Authorization Execution and Delivery.
               -------------------------------------------------------------
The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller's use of the proceeds of purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

          (c)  No Conflict.  The execution and delivery by such Seller Party of
               -----------
this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Material Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (d)  Governmental Authorization.  Other than the filing of the
               --------------------------
financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e)  Actions, Suits.  Except as otherwise disclosed to or discussed
               --------------
with the Managing Agents prior to the date hereof, there are no actions, suits or proceedings pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.

          (f)  Binding Effect.  This Agreement and each other Transaction
               --------------
Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (g)  Accuracy of Information.  All information heretofore furnished by
               -----------------------
such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers for purposes of or in connection with this Agreement, any Monthly Report, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified (or, if such information specifies another date, such other date) and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (h)  Use of Proceeds.  No proceeds of any purchase hereunder will be
               ---------------
used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any "margin stock," as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System from time to time.

          (i)  Good Title.  Immediately prior to each purchase hereunder, Seller
               ----------
shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's ownership interest in each Receivable, its Collections and the Related Security.

          (j)  Perfection.  This Agreement, together with the filing of the
               ----------
financing statements contemplated hereby, is effective to transfer to the Collateral Agent for the benefit of the relevant Purchaser or Purchasers (and the Collateral Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent's (on behalf of the Purchasers) ownership interest in the Receivables, the Related Security and the Collections.

          (k)  Places of Business.  The principal places of business and chief
               ------------------
executive office of such Seller Party and the offices where it keeps all of its Records are located at the addresses listed on Exhibit III or such other
                                               -----------
locations of which the Collateral Agent has been notified in accordance with
Section 7.2(a) in jurisdictions where all action required by Section 14.4(a) has
--------------                                               ---------------
been taken and completed. Each Seller Party's Federal Employer Identification Number is correctly set forth on Exhibit III.
                                 -----------

          (l)  Collections. The conditions and requirements set forth in Section
               -----------                                               -------
7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The
------
names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV.
                                           ----------

          (m)  Material Adverse Effect.  (i) The initial Servicer represents and
               -----------------------
warrants that since December 31, 1998, no event has occurred with respect to the initial Servicer that would have a material adverse effect on its financial condition or operations or its ability to perform its obligations under this Agreement, except as otherwise disclosed to or discussed with the Managing Agents prior to the date hereof and (ii) Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller,
(B) the ability of Seller to perform its obligations under this Agreement or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

          (n)  Names.  In the past five (5) years, Seller has not used any
               -----
corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

          (o)  Ownership of Seller.  The Originator and CGSF each own, directly
               -------------------
or indirectly, 100% of the issued and outstanding capital stock of Seller, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Seller.

          (p)  Not a Holding Company or an Investment Company. Such Seller Party
               ----------------------------------------------
is not a "holding company" or a "subsidiary holding company" of a "holding
          ---------------        --------------------------        -------
company" within the meaning of the Public Utility Holding Company Act of 1935,
-------
as amended, or any successor statute. Such Seller Party is not an "investment
                                                                   ----------
company" within the meaning of the Investment Company Act of 1940, as amended,
-------
or any successor statute.

          (q)  Compliance with Law.  Such Seller Party has complied in all
               -------------------
respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without
                                                              ---------  -------
limitation, laws, rules and regulations relating to truth in lending, fair
----------
credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

          (r) Compliance with Credit and Collection Policy.  Such Seller Party
              --------------------------------------------
has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Collateral Agent has been notified in accordance with
Section 7.1(a)(vii).
-------------------

          (s) Payments to CGSF and Originator.  With respect to each Receivable
              -------------------------------
transferred to CGSF under the Tier One Receivables Sale Agreement, CGSF has given reasonably equivalent value to the Originator in consideration therefor and with respect to each Receivable transferred to Seller under the Tier Two Receivables Sale Agreement, Seller has given reasonably equivalent value to CGSF in consideration therefor, and no such transfer has been made for or on account of an antecedent debt.

          (t) Enforceability of Contracts.  Each Contract with respect to each
              ---------------------------
Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (u) Eligible Receivables.  Each Receivable included in the Net
              --------------------
Receivables Balance as an Eligible Receivable on the date of its purchase under each Receivables Sale Agreement was an Eligible Receivable on such purchase date.

          (v) Net Receivables Balance.  Each Seller Party has determined that,
              -----------------------
immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the
                                                                   ----
Aggregate Reserves.

          (w) Year 2000.  Such Seller Party (i) has reviewed the areas within
              ---------
its business and operations which could be adversely affected by the Year 2000 Problem, (ii) has developed a Year 2000 Plan to address the Year 2000 Problem on a timely basis, but in no event later than September 30, 1999 (iii) is taking all actions reasonably necessary to meet the schedule and goals of the Year 2000 Plan and (iv) has established a reasonable level of reserves to implement the Year 2000 Plan. Such Seller Party does not reasonably anticipate that the Year 2000 Problem could have a Material Adverse Effect.

          (x) Accounting.  Each Seller Party accounts for the transactions
              ----------
contemplated by this Agreement and the Receivables Sale Agreements on its books and records and, for purposes of generally accepted accounting principles, as sales.

          (y) Compliance with Representations.  On and as of the date of each
              -------------------------------
purchase of a Purchaser Interest hereunder and the date of each Reinvestment hereunder, each Seller Party hereby represents and warrants that all of the other representations and warranties made by it set forth in this Section 5.1
                                                                  -----------
are true and correct on and as of the date of such purchase or Reinvestment (and after giving effect to such purchase or Reinvestment) as though made on and as of each such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date).

          Section 5.2  Financial Institution Representations and Warranties.
                       ----------------------------------------------------
Each Financial Institution hereby represents and warrants to the Collateral Agent, the Managing Agents and the Conduits that:

          (a) Existence and Power.  Such Financial Institution is a corporation
              -------------------
or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

          (b) No Conflict.  The execution and delivery by such Financial
              -----------
Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

          (c) Governmental Authorization.  No authorization or approval or other
              --------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder.

          (d) Binding Effect.  This Agreement constitutes the legal, valid and
              --------------
binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                  ARTICLE VI

                            CONDITIONS OF PURCHASES

          Section 6.1  Conditions Precedent to Initial Purchase.  The initial
                       -----------------------------------------
purchase of a Purchaser Interest under this Agreement is subject to the conditions precedent that (a) the Collateral Agent shall have received on or before the date of such purchase those documents listed on Schedule B, (b) the
                                                           ----------
Collateral Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and under each Managing Agent's respective exhibit to the Mandate Letter, and (c) the Originator and CGSF shall have marked their respective records evidencing the Receivables in a manner satisfactory to the Collateral Agent.

          Section 6.2  Conditions Precedent to All Purchases and Reinvestment.
                       -------------------------------------------------------
Each purchase of a Purchaser Interest and each Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such purchase or Reinvestment, the Servicer shall have delivered to the Managing Agents on or prior to the date of such purchase, in form and substance satisfactory to the Managing Agents, all Monthly Reports as and when due under Section 8.5 and (ii)
                                                           -----------
upon the Collateral Agent's or any Managing Agent's request, the Servicer shall have delivered to the Managing Agents at least three (3) days prior to such purchase or Reinvestment an interim Monthly Report showing the amount of Eligible Receivables or such other form of report in form and substance reasonably satisfactory to the Managing Agents showing adequate information relating to the amount of Eligible Receivables; (b) the Facility Termination Date shall not have occurred; (c) no Amortization Event or, with respect to any Incremental Purchase, no Potential Amortization Event shall have occurred; and
(d) the Collateral Agent shall have received such other approvals, opinions or documents as it may reasonably request. With respect to each Incremental Purchase and Reinvestment, as a condition to such Incremental Purchase or Reinvestment, on the date of such purchase the Seller represents and warrants that the representations and warranties set forth in Section 5.1 are true and
                                                     -----------
correct on and as of the date of such Incremental Purchase or Reinvestment (and after giving effect thereto) as though made on and as of such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date).

                                  ARTICLE VII

                                   COVENANTS

          Section 7.1  Affirmative Covenants of the Seller Parties.  Until the
                       -------------------------------------------
date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

          (a) Financial Reporting.  Such Seller Party will maintain, for itself
              -------------------
and each of its Material Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Collateral Agent and the Managing Agents:

          (i) Annual Reporting.  Within ninety (90) days after the close of each
              ---------------
     of its respective fiscal years, audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for the Seller Parties on a consolidated basis for such fiscal year certified in a manner acceptable to the Collateral Agent and the Managing Agents by independent public accountants acceptable to the Collateral Agent and the Managing Agents together with unaudited consolidating financial statements for the Seller and CGSF; provided, that the Seller shall only to be required to deliver
               --------
     financial statements for the Seller and CGSF to the extent such statements are prepared; provided, further, that for the fiscal year ending March 31,
                   --------  -------
     1999, the Seller Parties shall deliver the financial statements for such year on or before August 1, 1999.

          (ii)    Quarterly Reporting. Within sixty (60) days after the close of
                  -------------------
     the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of each of the Originator and the Servicer (if different from the Originator, and, to the extent such financial statements are prepared, for CGSF and the Seller), in each such case as at the close of each such period, together with statements of income and retained earnings and a statement of cash flows for each such Person for the period from the beginning of such fiscal year to the end of such quarter, all certified by its respective chief financial officer.

          (iii)   Compliance Certificate. Together with the financial statements
                  ----------------------
     required hereunder, a compliance certificate in substantially the form of
     Exhibit V signed by such Seller Party's Authorized Officer and dated the
     ---------
     date of such annual financial statement or such quarterly financial statement, as the case may be.

          (iv)    Shareholders Statements and Reports.  Promptly upon the
                  -----------------------------------
     furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements so furnished.

          (v)     Securities Exchange Commission Filings. Promptly upon the
                  --------------------------------------
     filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which such Seller Party or any of its Subsidiaries files with the Securities and Exchange Commission.

          (vi)    Copies of Notices.  Promptly upon its receipt of any notice,
                  -----------------
     request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Collateral Agent, any Managing Agent or any Conduit, copies of the same.

          (vii)   Change in Credit and Collection Policy.  At least thirty (30)
                  --------------------------------------
     days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment.

          (viii)  Other Information.  Promptly, from time to time, such other
                  -----------------
     information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Collateral Agent or any Managing Agent may from time to time reasonably request in order to protect the interests of the Collateral Agent, the Managing Agents, and the Purchasers under or as contemplated by this Agreement.

          (b)     Notices. Such Seller Party will notify the Collateral Agent
                  -------
     and each Managing Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

          (i)     Amortization Events or Potential Amortization Events.  The
                  ----------------------------------------------------
     occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

          (ii)   Judgment and Proceedings.  (A) The entry of any judgment or
                 ------------------------
     decree against (1) the Servicer or any of its respective Material Subsidiaries if the amount of any such judgment or decree against the Servicer or one of its Material Subsidiaries exceeds $25,000,000 after deducting (a) the amount with respect to which the Servicer or any such Material Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing, and (b) the amount for which the Servicer or any such Material Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Collateral Agent and the Managing Agents, or (2) Seller; or (B) The institution of any litigation, arbitration proceeding or governmental proceeding against CGSF and the Seller.

          (iii)  Material Adverse Effect.  The occurrence of any event or
                 -----------------------
     condition that has, or could reasonably be expected to have, a Material Adverse Effect.

          (iv)   Receivables Sale Agreement Amortization Date. The occurrence of
                 --------------------------------------------
     the "Amortization Date" under either Receivables Sale Agreement.
          -----------------

          (v)    Defaults Under Other Agreements. The occurrence of a default or
                 -------------------------------
     an event of default under any other financing arrangement pursuant to which such Seller Party is a debtor or an obligor that is reasonably likely to result in a Material Adverse Effect.

          (vi)   Downgrade of the Originator. Any downgrade in the rating of any
                 ---------------------------
     Indebtedness of the Originator by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change.

          (c)    Compliance with Laws and Preservation of Corporate Existence.
                 ------------------------------------------------------------
Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

          (d)    Audits.  Such Seller Party will furnish to the Collateral Agent
                 ------
and each Managing Agent from time to time such information with respect to it and the Receivables as the Collateral Agent or such Managing Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Collateral Agent or such Managing Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Collateral Agent or such Managing Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to
                            ----------
such

Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts (subject to confidentiality restrictions in the relevant Contracts) and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters; provided, however, that
                                                         --------  -------
prior to the Amortization Date, so long as no Amortization Event has occurred and is continuing, the Collateral Agent, the Managing Agents and their respective agents or representatives shall not, on a collective basis, conduct the activities described in clauses (i) and (ii) above more frequently than one
                            -----------     ----
time per year. Without limiting any of the foregoing, the Seller Parties shall deliver to each Managing Agent a copy of the management letter prepared by Deloitte & Touche in connection with the audit being conducted as of the date hereof as soon as such letter is available and, in any event, no later than July 31, 1999.

          (e) Keeping and Marking of Records and Books.
              ----------------------------------------

          (i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

          (ii) Such Seller Party will on or prior to the date hereof, mark its records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Collateral Agent, describing the Purchaser Interests.

          (f)  Compliance with Contracts and Credit and Collection Policy.
               ----------------------------------------------------------
Seller Party will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract, except, in each case, where the failure to so comply would not result in a Material Adverse Effect. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of the Conduits, the Collateral Agent, the Managing Agents or any Financial Institution.

          (g)  Performance and Enforcement of Receivables Sale Agreements.
               ----------------------------------------------------------
Seller shall, and shall require the Originator and CGSF to, perform each of their respective obligations and undertakings under and pursuant to each Receivables Sale Agreement, as applicable, shall purchase Receivables thereunder in strict compliance with the terms thereof and shall take all action necessary or reasonably appropriate to enforce the rights and remedies accorded to Seller under the Receivables Sale Agreements. Seller shall take all actions reasonably necessary to perfect and enforce its rights and interests (and the rights and interests of the Collateral Agent and the Purchasers as assignees of Seller) under the Tier Two Receivables Sale Agreement (including its rights and interests under the Tier One Receivables Sale Agreement, as assignee of CGSF) as the Collateral Agent may from time to time reasonably request, including,
                                                               ---------
without
-------
limitation, making claims to which it may be entitled under any indemnity,
----------
reimbursement or similar provision contained in the Tier Two Receivables Sale Agreement.

          (h)  Ownership.  Seller shall take all necessary action to (i) vest
               ---------
legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Tier Two Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent and the Purchasers (including, without limitation,
                                                  ---------  ------------------
the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Collateral Agent may reasonably request), and
(ii) establish and maintain, in favor of the Collateral Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing
            ---------  ------------------
statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent's (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Collateral Agent for the benefit of the Purchasers as the Collateral Agent may reasonably request).

          (i)  Purchasers' Reliance. Seller acknowledges that the Purchasers are
               --------------------
entering into the transactions contemplated by this Agreement in reliance upon Seller's identity as a legal entity that is separate from the Originator and CGSF. Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Collateral Agent, any Managing Agent or any Purchaser may from time to time reasonably request, to maintain Seller's identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of the Originator, CGSF and any Affiliates thereof and not just a division of the Originator or CGSF. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller shall:

          (A) conduct its own business in its own name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of the Originator or CGSF;

          (B) if applicable, compensate all employees, consultants and agents directly, from Seller's bank accounts, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of the Originator or CGSF, allocate the compensation of such employee, consultant or agent between Seller and the Originator or CGSF, as applicable, on a basis that reflects the services rendered to Seller and the Originator or CGSF, as applicable;

          (C) clearly identify its offices (by signage or otherwise) as its offices, if any, and, if any such office is located in the offices of the Originator or CGSF, Seller shall lease such office at a fair market rent;

          (D) if applicable, have separate stationery, invoices and checks in its own name;

          (E) conduct all transactions with the Originator, CGSF and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges), if any, for items shared between Seller and the Originator or CGSF on the basis of actual use to the extent practicable, if any, and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

          (F) at all times have a Board of Directors consisting of at least three members, at least one member of which is an Independent Director;

          (G) observe all corporate formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

          (H) maintain Seller's books and records separate from those of the Originator and CGSF and otherwise readily identifiable as its own assets rather than assets of the Originator or CGSF;

          (I) prepare its financial statements, if any, separately from those of the Originator and CGSF and ensure that any consolidated financial statements of the Originator, CGSF or any Affiliate thereof that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes stating to the effect that Seller is a separate corporate entity and that its assets will be available to satisfy the claims of the creditors of Seller and of no other Person;

          (J) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of the Originator or CGSF and only maintain bank accounts or other depository accounts to which the Seller alone is the account party, into which the Seller alone makes deposits and from which the Seller alone (or the Collateral Agent or Managing Agents hereunder) has the power to make withdrawals;

          (K) pay all of Seller's operating expenses, if any, from the Seller's own assets (except for certain payments by the Originator, CGSF or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));
                          --------------

          (L) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreements; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreements, to make payment to CGSF for the purchase of Receivables from CGSF under the Tier Two Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

          (M) maintain its corporate charter in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of
                                                           --------------
     this Agreement;

          (N) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreements, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify either Receivables Sale Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under either Receivables Sale Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Collateral Agent and each Managing Agent;

          (O) maintain its corporate separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

          (P) maintain at all times the Required Capital Amount and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

          (Q) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Skadden, Arps, Slate, Meagher & Flom, LLP as counsel for Seller, in connection with the closing or initial purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

          (j)  Collections.  Such Seller Party shall cause (1) all proceeds from
               -----------
all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be, at all times following July 25, 1999, subject to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller shall remit (or shall cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, Seller shall itself hold or, if applicable, shall cause such payments to be held in trust for the exclusive benefit of the Collateral Agent, the Managing Agents and the Purchasers. Seller shall maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Collateral Agent as contemplated by this Agreement.

          (k)  Taxes.  Such Seller Party shall file all tax returns and reports
               -----
required by law to be filed by it and shall promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

          (l)  Corporate Ownership.  The Seller shall remain a wholly-owned,
               -------------------
direct or indirect Subsidiary of McKesson and CGSF.

          (m)  Year 2000.  The Seller Parties' Year 2000 Plan will address the
               ---------
Year 2000 Problem on a timely basis, but in no event later than September 30, 1999.

          Section 7.2  Negative Covenants of the Seller Parties.  Until the date
                       ----------------------------------------
on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

          (a)  Name Change, Offices and Records.  Such Seller Party will not
               --------------------------------
change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Collateral Agent prior written notice thereof and (ii) delivered to the Collateral Agent all financing statements, instruments and other documents requested by the Collateral Agent in connection with such change or relocation.

          (b)  Change in Payment Instructions to Obligors.  Such Seller Party
               ------------------------------------------
will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Collateral Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that the Servicer may make changes in instructions to
--------  -------
Obligors regarding payments if
such new instructions require such Obligor to make payments to another existing Collection Account.

          (c)  Modifications to Contracts and Credit and Collection Policy. Such
               -----------------------------------------------------------
Seller Party will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section
                                                                       -------
8.2(d), the Servicer will not, and will not extend, amend or otherwise modify
------
the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

          (d)  Sales, Liens. Seller shall not sell, assign (by operation of law
               ------------
or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Collateral Agent and the Purchasers provided for herein), and Seller shall defend the right, title and interest of the Collateral Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller, CGSF or the Originator. Seller shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any inventory the sale of which would give rise to a Receivable.

          (e)  Net Receivables Balance. At no time prior to the Amortization
               -----------------------
Date shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Aggregate Reserves
                                              ----
for any period of time greater than one (1) Business Day.

          (f)  Amortization Date Determination. Seller shall not designate an
               -------------------------------
Amortization Date (as defined in either Receivables Sale Agreement), or send any written notice to Originator or CGSF in respect thereof, without the prior written consent of the Collateral Agent, except with respect to the occurrence of such Amortization Date arising pursuant to Section 5.1(d) of either Receivables Sale Agreement.



                                 ARTICLE VIII

                         ADMINISTRATION AND COLLECTION

          Section 8.1    Designation of Servicer. (a) The servicing,
                         -----------------------
administration and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this
             --------
Section 8.1. McKesson is hereby designated as, and hereby agrees to perform the
-----------
duties and obligations of, the Servicer pursuant to the terms of this Agreement. After the occurrence and during the continuance of a Trigger Event, the Collateral

Agent may at any time designate as Servicer any Person to succeed McKesson or any successor Servicer.

          (b) Without the prior written consent of the Collateral Agent and the Required Financial Institutions, McKesson shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Seller or another Affiliate of McKesson and (ii) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices. Seller shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by McKesson. If at any time after the occurrence of a Trigger Event, the Collateral Agent shall designate as Servicer any Person other than McKesson or an Affiliate of McKesson, all duties and responsibilities theretofore delegated by McKesson or another Affiliate of McKesson to Seller may, at the discretion of the Collateral Agent, be terminated forthwith on notice given by the Collateral Agent to McKesson and to Seller.

          (c)  So long as the Servicer is McKesson or an Affiliate of McKesson,
(i) McKesson shall be and remain primarily liable to the Collateral Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder; (ii) the Collateral Agent and the Purchasers shall be entitled to deal exclusively with McKesson in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder; and (iii) the Collateral Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than McKesson in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. McKesson, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

          Section 8.2    Duties of Servicer. (a) The Servicer shall take or
                         ------------------
cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

          (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement with each bank party to a Collection Account at any time after July 25, 1999. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Collateral Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Collateral Agent may request that
                              -----------
the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Collateral Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

          (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside
                                       ----------
and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections of Receivables in accordance with Article II;
                                                            ----------
provided, that nothing in this sentence shall require the Servicer to segregate
--------
Collections on a daily basis from its other funds. The Servicer shall, upon the request of the Collateral Agent after the occurrence and during the continuance of a Trigger Event, segregate, in a manner acceptable to the Collateral Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall
                                             ----------
be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Collateral Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

          (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall
                     --------  -------
not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Collateral Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

          (e) The Servicer shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Collateral Agent after the occurrence and during the continuance of a Trigger Event deliver or make available to the Collateral Agent all such Records, at a place selected by the Collateral Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. After the occurrence and during the continuance of a Trigger Event, the Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.
                                         ----------

          (f) Any payment by an Obligor in respect of any indebtedness owed by it to the Originator, CGSF or Seller shall, except as reasonably identified by the Servicer as not constituting a Collection, as otherwise specified by such Obligor, as otherwise required by contract or law or unless otherwise instructed by the Collateral Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

          Section 8.3    Collection Notices. The Collateral Agent is authorized
                         ------------------
at any time after the occurrence of an Amortization Event to date and to deliver to the Collection Banks the

Collection Notices. Seller hereby transfers to the Collateral Agent for the benefit of the Purchasers, effective when the Collateral Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Collection Accounts. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. After the occurrence and during the continuance of a Trigger Event, Seller hereby authorizes the Collateral Agent, and agrees that the Collateral Agent shall be entitled, to (i) endorse Seller's name on checks and other instruments representing Collections and (ii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Collateral Agent rather than Seller. Following the Amortization Date, Seller hereby authorizes the Collateral Agent, and agrees that the Collateral Agent shall be entitled, to enforce the Receivables, the related Contracts and the Related Security.

          Section 8.4    Responsibilities of Seller. Anything herein to the
                         --------------------------
contrary notwithstanding, the exercise by the Collateral Agent and the Purchasers of their rights hereunder shall not release the Servicer, the Originator, CGSF or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

          Section 8.5    Reports. The Servicer shall prepare and forward to each
                         -------
Managing Agent (i) on the fifteenth (15th) day of each month and at such more frequent times as each Managing Agent shall request if an Amortization Event has occurred and is continuing, a Monthly Report accompanied by, if the Collateral Agent or any Managing Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.

          Section 8.6    Servicing Fees. In consideration of McKesson's
                         --------------
agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as McKesson shall continue to perform as Servicer hereunder, the Seller shall pay over to McKesson on each Monthly Settlement Date a fee equal to (i) one percent (1%) of the average daily Net Receivables Balance during the preceding Collection Period, times (ii) 1/12, as compensation for its servicing activities.

          Section 8.7    Financial Covenant. The Servicer agrees that it will,
                         ------------------
as of the end of each calendar month, maintain a ratio of Total Debt to Total Capitalization of not greater than 0.565 to 1.00.

                                  ARTICLE IX

                              AMORTIZATION EVENTS

          Section 9.1    Amortization Events. The occurrence of any one or more
                         -------------------
of the following events shall constitute an Amortization Event:

          (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due and, for any such payment or deposit which is not in respect of Capital, such failure continues for one (1) day, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this
                                                              ----------
paragraph (a)) and such failure shall continue for five (5) consecutive Business Days after the earlier of written notice from the Collateral Agent or any Managing Agent or Purchaser or actual knowledge on the part of such Seller Party of such failure.

          (b) Any representation or warranty made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.

          (c) (i) Failure of Seller to pay any Indebtedness when due; (ii) failure of any other Seller Party to pay Indebtedness when due in excess of $25,000,000; or (iii) the default by any Seller Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Seller Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (d) (i) Any Seller Party or any of its Material Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Seller Party or any of its Material Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, and, with respect to a Seller Party or any of its Subsidiaries other than the Seller, such proceeding shall not be stayed, released, vacated or fully bonded within sixty (60) days after commencement, filing or levy or (ii) any Seller Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection
                                          ----------               ----------
(d).
---

          (e) The aggregate Purchaser Interests shall exceed 100% and shall continue as such until the earlier of (i) one Business Day following the date any Seller Party has actual knowledge thereof and (ii) the next Settlement Date.

          (f) As at the end of any calendar month, the Delinquency Ratio shall exceed 6.25%, or the Loss-to-Balance Ratio shall exceed 5.25%, or the Receivables Dilution Ratio shall exceed 6.75%.

          (g)  A Change of Control shall occur with respect to any Seller Party.

          (h) One or more final judgments for the payment of money shall be entered against Seller or one or more final judgments for the payment of money in excess of $25,000,000 shall be entered against any other Seller Party on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for fifteen (15) consecutive days without a stay of execution.

          (i)  (i) Any "Amortization Event" or the "Amortization Date" shall
                        ------------------          -----------------
occur under either Receivables Sale Agreement, (ii) the Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to CGSF under the Tier One Receivables Sale Agreement, or (iii) CGSF shall for any reason cease to transfer, or cease to have legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the Tier Two Receivables Sale Agreement.

          (j) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or any Obligor on Receivables constituting a material portion of the Receivables shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Collateral Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts.

          Section 9.2    Remedies. (a) Upon the occurrence and during the
                         --------
continuation of an Amortization Event, the Collateral Agent may with the consent of, and shall, upon the direction of, either Managing Agent, take any of the following actions (with written notice to the Seller): (i) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that
                                                        --------  -------
upon the occurrence of an Amortization Event described in Section 9.1(d), or of
                                                          --------------
an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time.

     (b) Upon the occurrence and during the continuation of a Trigger Event, the Collateral Agent may with the consent of, and shall, upon the direction of, either Managing Agent, take any of the following actions (with written notice to the Seller): (i) replace the Person then acting as Servicer and (ii) deliver the Collection Notices to the Collection Banks.

     (c) Upon the occurrence of the Amortization Date, the Collateral Agent may with the consent of, and shall, upon the direction of, either Managing Agent (with written notice to the Seller) notify Obligors of the Purchasers' interest in the Receivables.

The aforementioned rights and remedies shall be in addition to all other rights and remedies of the Collateral Agent and the Purchasers available under this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE X

                                INDEMNIFICATION

          Section 10.1   Indemnities by the Seller Parties. (a) Without limiting
                         ---------------------------------
any other rights that the Collateral Agent, any Managing Agent or any Purchaser may have hereunder or under applicable law, (A) Seller hereby agrees to indemnify the Collateral Agent, the Managing Agents and each Purchaser and their respective assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims,
 -----------------
taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Collateral Agent, the Managing Agents or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded
                                             -------------------
against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of any breach by the Servicer of a representation, warranty, covenant or obligation made by the Servicer hereunder or under any other Transaction Document excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):
                    -----------     ---

          (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

          (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the related Obligor; or

          (iii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

provided, however, that nothing contained in this sentence shall limit the
--------  -------
liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise specifically provided to be paid by such Seller Party under the terms of this Agreement.

     Without limiting the generality of the foregoing indemnification, Seller shall indemnify the Collateral Agent, the Managing Agent and the Purchasers for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, subject to clause (ii) in the preceding paragraph,
                                      -----------
but otherwise regardless of whether reimbursement therefor would constitute recourse to Seller or the Servicer) relating to or resulting from:

          (i) any representation or warranty made by any Seller Party, CGSF or the Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (ii) the failure by any Seller, the Servicer, CGSF or the Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of the Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

          (iii) any failure of Seller, the Servicer, CGSF or the Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

          (iv) any products liability, personal injury, damage or similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract;

          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

          (vi) the commingling of Collections of Receivables at any time with other funds;

          (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of a purchase, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, the Servicer, CGSF or the Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

          (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

          (ix)   any Amortization Event described in Section 9.1(d);
                                                     --------------

          (x) any failure of Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from CGSF and the Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to CGSF under the Tier Two Receivables Sale Agreement or any failure of CGSF to give reasonably equivalent value to the Originator under the Tier One Receivables Sale Agreement in consideration of the transfer by CGSF or the Originator, respectively, of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

          (xi) any failure to vest and maintain vested in the Collateral Agent and the Purchasers, or to transfer to the Collateral Agent and the Purchasers, legal and equitable title to, and ownership of, a first priority undivided percentage ownership (to the extent of the Purchaser Interests contemplated hereunder) in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim;

          (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

          (xiii) any action or omission by any Seller Party which reduces or impairs the rights of the Collateral Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

          (xiv) any attempt by any Person to void any Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action; and

          (xv)   the Year 2000 Problem.

          (b) Notwithstanding anything to the contrary in this Agreement, solely for the purposes of determining Indemnified Amounts owing under this
Section 10.01, any representation, warranty or covenant qualified by materiality
-------------
or the occurrence of a Material Adverse Effect shall not be so qualified.

          Section 10.2   Increased Cost and Reduced Return. If after the date
                         ---------------------------------
hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency: (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, within ten (10) days following demand therefor by the Collateral Agent or the relevant Managing Agent, Seller shall pay to the applicable Managing Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or compensate such Funding Source for such reduction.

          Section 10.3   Other Costs and Expenses. Seller shall pay to the
                         ------------------------
Collateral Agent, the Managing Agents and the Conduits on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of the Conduits' auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for the Conduits, the Managing Agents and the Collateral Agent (which such counsel may be employees of the Conduits, the Managing Agents or the Collateral Agent) with respect thereto and with respect to advising the Conduits, the Managing Agents and the Collateral Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Collateral Agent or the relevant Managing Agent, within ten (10) days following demand therefor, any and all costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.

                                  ARTICLE XI

                                  THE AGENTS

          Section 11.1   Authorization and Action. Each Purchaser hereby
                         ------------------------
designates and appoints First Chicago to act as its agent hereunder and under each other Transaction Document, and authorizes the Collateral Agent and its related Managing Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Collateral Agent or such Managing Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Neither the Collateral Agent nor any Managing Agent shall have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent or the Managing Agents shall be read into this Agreement or any other Transaction Document or otherwise exist for the Collateral Agent or the Managing Agents. In performing their respective functions and duties hereunder and under the other Transaction Documents, (i) the Collateral Agent shall act solely as agent for the Purchasers, (ii) each

Managing Agent shall act solely as agent for the Conduits and Financial Institutions in the related Purchase Group and (iii) neither the Collateral Agent nor any Managing Agent shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. Neither the Collateral Agent nor any Managing Agent shall be required to take any action that exposes the Collateral Agent or the Managing Agents to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Collateral Agent and the Managing Agents hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Collateral Agent and each Managing Agent, as applicable, to execute each of the Uniform Commercial Code financing statements, this Agreement and such other Transaction Documents as may require the Collateral Agent's or a Managing Agent's signature on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

          Section 11.2   Delegation of Duties.  The Collateral Agent and the
                         --------------------
Managing Agents may execute any of their respective duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Collateral Agent nor any Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          Section 11.3   Exculpatory Provisions.  None of the Collateral Agent,
                         ----------------------
the Managing Agents or any of their respective directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or
                                                                  ----------
for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Neither the Collateral Agent nor any Managing Agent shall be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. Neither the Collateral Agent nor any Managing Agent shall be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Collateral Agent or such Managing Agent, as applicable, has received notice from Seller or a Purchaser.

          Section 11.4   Reliance by Agents.  The Collateral Agent and the
                         -----------------
Managing Agents shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Collateral Agent or any Managing Agent. The Collateral Agent and the Managing Agents shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Conduits or the Required Financial Institutions or all of the Purchasers, as applicable, as they deem appropriate and they shall first be indemnified to their satisfaction by the Purchasers, provided that unless and
                                                     --------
until the Collateral Agent or any Managing Agent shall have received such advice, the Collateral Agent or such Managing Agent may take or refrain from taking any action, as the Collateral Agent or such Managing Agent shall deem advisable and in the best interests of the Purchasers. The Collateral Agent and the Managing Agents shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Conduits or the Required Financial Institutions or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

          Section 11.5   Non-Reliance on Agents and Other Purchasers.  Each
                         -------------------------------------------
Purchaser expressly acknowledges that none of the Collateral Agent, the Managing Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent or any Managing Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Collateral Agent or such Managing Agent. Each Purchaser represents and warrants to the Collateral Agent and the Managing Agents that it has and will, independently and without reliance upon the Collateral Agent, any Managing Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

          Section 11.6   Reimbursement and Indemnification.  The Financial
                         ---------------------------------
Institutions agree to reimburse and indemnify the Collateral Agent, the Managing Agents and their respective officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent, or any Managing Agent, acting in its capacity as a Managing Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent, or any Managing Agent, acting in its capacity as a Managing Agent, and acting on behalf of the related Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

          Section 11.7   Agents in their Individual Capacities.  The Collateral
                         -------------------------------------
Agent, each Managing Agent and each of its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though it were not the Collateral Agent or a Managing Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Collateral Agent and each Managing Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Collateral Agent or a Managing Agent, and the terms "Financial Institution,"
                                                     ---------------------
"Purchaser," "Financial Institutions" and "Purchasers" shall include the
 ---------    ----------------------       ----------
Collateral Agent and each Managing Agent in its individual capacity.

          Section 11.8   Successor Agent.  The Collateral Agent and each
                         ---------------
Managing Agent may, upon five (5) days' notice to Seller and the Purchasers, and the Collateral Agent or any Managing Agent will, upon the direction of all of the Purchasers (other than such Collateral Agent or Managing Agent, in its individual capacity, as applicable) resign as Collateral Agent or Managing Agent, as applicable. If the Collateral Agent or a Managing Agent shall resign, then the Required Financial Institutions during such five-day period shall appoint from among the Purchasers a successor agent. If for any reason no successor agent is appointed by the Required Financial Institutions during such five-day period, then effective upon the termination of such five-day period, the Purchasers shall perform all of the duties of the Collateral Agent or the applicable Managing Agent hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Collateral Agent's or Managing Agent's resignation hereunder as Collateral Agent or Managing Agent, as applicable, the retiring Collateral Agent or Managing Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI
                                                                     ----------
and Article X shall continue in effect for its benefit with respect to any
    ---------
actions taken or omitted to be taken by it while it was Collateral Agent or Managing Agent under this Agreement and under the other Transaction Documents.

                                  ARTICLE XII

                          ASSIGNMENTS; PARTICIPATIONS

          Section 12.1   Assignments.  (a)  Seller and each Financial
                         -----------
Institution hereby agree and consent to the complete or partial assignment by each Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Financial Institutions pursuant to a Liquidity Agreement, and upon such assignment, such Conduit shall be released from its obligations so assigned. Further, Seller and each Financial Institution hereby agree that any assignee of the Conduits of this Agreement or all or any of the Purchaser Interests of the Conduits shall have all of the rights and benefits under this Agreement as if the term "Conduit" explicitly referred to
                                              -------
such party, and no such assignment shall in any way impair the rights and benefits of the Conduits hereunder. Neither the Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

          (b) Any Financial Institution may at any time and from time to time, subject to the confidentiality provisions of Section 14.5 hereof, assign to one
                                             ------------
or more Persons ("Purchasing Financial Institutions") all or any part of its
                  ---------------------------------
rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the "Assignment
                                       -----------              ----------
Agreement") executed by such Purchasing Financial Institution and
---------
such selling Financial Institution. The consent of the Conduits in such Financial Institution's Purchase Group shall be required prior to the effectiveness of any such assignment. The selling Financial Institution will consult with the Seller regarding the suitability of the Purchasing Financial Institution prior to the effectiveness of any assignment pursuant to this
Section 12.1(b) and, so long as the Seller's response is not unreasonably
---------------
withheld or delayed, such Financial Institution will use commercially reasonable efforts to accommodate the Seller's preferences and, if the Seller timely solicits a commitment from an eligible assignee on terms that are not disadvantageous to the assigning Financial Institution, such Financial Institution will accommodate the Seller's request. Each assignee of a Financial Institution must have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. and must agree to deliver to the Collateral Agent, promptly following any request therefor by the Collateral Agent or the affected Conduits, an enforceability opinion in form and substance satisfactory to the Collateral Agent and such Conduits. Upon delivery of the executed Assignment Agreement to the Collateral Agent (with a copy to the Seller), such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Collateral Agent shall be required.

          (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. (an "Affected
                                                                    --------
Financial Institution"), such Affected Financial Institution shall be obliged,
---------------------
at the request of the Conduits in such Financial Institution's Purchase Group or the applicable Managing Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution or (y) another funding entity nominated by such Managing Agent and acceptable to the affected Conduits, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected
                                                     --------
Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Capital and Yield owing to the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions.

          Section 12.2   Participations.  Any Financial Institution may, in the
                         --------------
ordinary course of its business at any time, subject to the confidentiality provisions of Section 14.5 hereof, sell to one or more Persons (each a
              ------------
"Participant") participating interests in its Pro Rata Share of the Purchaser
 -----------
Interests of the Financial Institutions, its obligation to pay the applicable Conduits its Acquisition Amounts or any other interest of such Financial Institution hereunder. The selling Financial Institution will consult with the Seller regarding the suitability of each Participant prior to the effectiveness of any participation pursuant to this Section 12.2 and, so long as the Seller's
                                      ------------
response is not unreasonably withheld or delayed, such Financial Institution will use commercially reasonable efforts to accommodate the Seller's preferences, and, if the Seller timely solicits a commitment from an eligible Participant on terms that are not disadvantageous to the selling Financial Institution, such Financial Institution will accommodate the Seller's request. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and Seller, the Conduits, the Managing Agents and the Collateral Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i).
                                                           ------------------

          Section 12.3   Pro Rata Syndication.  Notwithstanding the provisions
                         --------------------
of Sections 12.1(b) and 12.2 above, until such time as one of the Managing
   ---------------      ----
Agents has syndicated $100,000,000 of the aggregate Commitments of the Financial Institutions in its respective Purchaser Group or Purchaser Groups, as applicable (the "Initial Syndication Completion Date"), the Seller and the
                 -----------------------------------
Managing Agents agree that each amount assigned pursuant to Section 12.1(b) or
                                                            ---------------
participated pursuant to Section 12.2 shall be allocated to the Managing Agents
                         ------------
in accordance with their applicable Managing Agent Percentages; provided,
                                                                --------
however, that no such allocation shall occur with respect to any assignment
-------
described in Section 12.1(c) above; provided, further, that after the Initial
             ---------------        --------  -------
Syndication Completion Date, each Financial Institution shall be permitted to make assignments and sell participations in accordance with the provisions of Sections 12.1(b) and 12.2 above without regard to the requirements in this
----------------     ----
Section 12.3.
------------

                                 ARTICLE XIII

                                  [RESERVED]

                                  ARTICLE XIV

                                 MISCELLANEOUS

          Section 14.1   Waivers and Amendments.  (a)  No failure or delay on
                         ----------------------
the part of the Collateral Agent, the Managing Agents or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this
Section 14.1(b).  The Conduits, Seller, the Servicer, the Managing Agents and
---------------
the Collateral Agent, at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:
           --------  -------

          (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the

     Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component thereof), (C) reduce any fee payable to the Collateral Agent or the Managing Agents for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any
                 -----------
     Purchaser, any Financial Institution's Pro Rata Share (except as may be required pursuant to a Conduit's Liquidity Agreement) or any Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this Section 14.1(b), (F)
                                                           ---------------
     consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of "Concentration Limit," "Defaulted Receivables," "Default Proxy Ratio,"
      -------------------    ---------------------    -------------------
     "Delinquency Ratio," "Delinquent Receivable," "Discount and Servicing Fee
      -----------------    ---------------------    --------------------------
     Reserve," "Dilution Horizon Ratio," "Dilution Reserve," "Dilution Reserve
     -------    ----------------------    ----------------    ----------------
     Ratio," "Dilution Ratio," "Eligible Receivable," "Loss Horizon Ratio,"
     -----    --------------    -------------------    ------------------
     "Loss Reserve," "Loss Reserve Ratio," "Loss-to-Balance Ratio," or
      ------------    ------------------    ---------------------
     "Receivables Dilution Ratio"or (H) amend or modify any defined term (or any
      --------------------------
     defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the
     -----------         ---
     intention of the restrictions set forth in such clauses; or

          (ii) without the written consent of any then Collateral Agent or Managing Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Collateral Agent or Managing Agent, as applicable.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, the Collateral Agent may, with the consent of Seller, amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) the Collateral Agent, the Required Financial Institutions and the Conduits may enter into amendments to modify any of the terms or provisions of
Article XI, Article XII and Section 14.13 or any other provision of this
----------  -----------     -------------
Agreement without the consent of Seller, provided that such amendment has no negative impact upon Seller. Any modification or waiver made in accordance with this Section 14.1 shall apply to each of the Purchasers equally and shall be
     ------------
binding upon Seller, the Purchasers, the Managing Agents and the Collateral
Agent.

          Section 14.2  Notices.  Except as provided below, all communications
                        -------
and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 14.2.
                                                            ------------
Seller hereby authorizes the Collateral Agent to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Collateral Agent in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Collateral Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Collateral Agent, the records of the Collateral Agent shall govern absent manifest error.

          Section 14.3  Ratable Payments.  If any Purchaser, whether by setoff
                        ----------------
or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other
   ------------    ----
Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          Section 14.4  Protection of Ownership Interests of the Purchasers.
                        ---------------------------------------------------
(a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Collateral Agent may reasonably request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Collateral Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time following the occurrence of the Amortization Date resulting from an Amortization Event, the Collateral Agent may, or the Collateral Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller's expense, of the ownership interests of the Purchasers under this Agreement and after the occurrence and during the continuance of a Trigger Event, may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the
Collateral Agent or its designee.   Seller or the Servicer (as applicable)
shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

          (b) If any Seller Party fails to perform any of its obligations hereunder, the Collateral Agent or any Purchaser may (but shall not be required
to) perform, or cause performance of, such obligation, and the Collateral Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party
                                          ------------
irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent, and appoints the Collateral Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in the Collateral Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.

          Section 14.5  Confidentiality.  (a)  Each Seller Party and each
                        ---------------
Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Collateral Agent, the Managing Agent and the Conduits and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party's and such Purchaser's external accountants and attorneys and as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Collateral Agent, the Managing Agents, the Financial Institutions or the Conduits by each other, (ii) by the Collateral Agent, the Managing Agents, or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Collateral Agent or the Managing Agents to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Conduits or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which First Chicago or Wachovia acts as the collateral agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature
               --------
of such information and (with the exception of any rating agency described in clause (iii) above) has agreed to keep such information confidential. In
------------
addition, the Purchasers, and the Collateral Agent and the Managing Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          Section 14.6  Bankruptcy Petition.  Each of Seller, the Servicer, the
                        -------------------
Collateral Agent, the Managing Agents and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against, such Conduit, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          Section 14.7  Limitation of Liability.  Except with respect to any
                        -----------------------
claim arising out of the willful misconduct or gross negligence of the Conduits, the Managing Agents, the Collateral Agent, or any Financial Institution, no claim may be made by any Seller Party or any other Person against any Conduit, the Collateral Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          Section 14.8  CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED AND
                        -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE PURCHASERS' SECURITY INTEREST IN THE PURCHASER INTERESTS IS GOVERNED BY THE LAW OF ANOTHER STATE, AS REQUIRED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 14.9  CONSENT TO JURISDICTION.  EACH SELLER PARTY HEREBY
                        -----------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH OF SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT, THE MANAGING AGENTS OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO REALIZE ON THE INTERESTS OF THE PURCHASERS AND THE COLLATERAL AGENT IN ANY RECEIVABLES, RELATED SECURITY OR PROCEEDS THEREOF. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE COLLATERAL AGENT, ANY MANAGING AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY SUCH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

          Section 14.10 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES
                        --------------------
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE SELLER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          Section 14.11 Integration; Binding Effect; Survival of Terms.
                        ----------------------------------------------

          (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with
                           --------  -------
respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification and payment provisions of
                  ---------
Article X, and Sections 14.5 and 14.6 shall be continuing and shall survive any
---------      -------------     ----
termination of this Agreement.

          Section 14.12  Counterparts; Severability; Section References.  This
                         ----------------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

          Section 14.13  Managing Agent Roles.  (a)  First Chicago Roles.  Each
                         --------------------        -------------------
of the Financial Institutions acknowledges that First Chicago acts, or may in the future act, (i) as collateral agent for the Conduits, (ii) as Managing Agent for PREFCO and Falcon, (iii) as issuing and paying agent for PREFCO's and Falcon's Commercial Paper, (iv) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (v) to provide other services from time to time for some or all of the Conduits (collectively, the "First
                                                                      -----
Chicago Roles").  Without limiting the generality of this Section 14.13(a), each
-------------                                             ----------------
Financial Institution hereby acknowledges and consents to any and all First Chicago Roles and agrees that in connection with any First Chicago Role, First Chicago may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as collateral agent and Managing Agent for the related Conduits, and the giving of notice to the Collateral Agent or Managing Agent of a mandatory purchase pursuant its Liquidity Agreement.

     (b)  Wachovia Roles.  Each of the Financial Institutions acknowledges that
          --------------
Wachovia acts, or may in the future act, (i) as Managing Agent for Blue Ridge,
(ii) as issuing and paying agent for Blue Ridge's Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for some or all of the Conduits (collectively, the "Wachovia Roles"). Without limiting
                                           --------------
the generality of this Section 14.13(b), each Financial Institution hereby
                       ----------------
acknowledges and consents to any and all Wachovia Roles and agrees that in connection with any Wachovia Role, Wachovia may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as Managing Agent for the related Conduits, and the giving of notice to the Collateral Agent or Managing Agent of a mandatory purchase pursuant to its liquidity back-stop program.

          Section 14.14  Characterization.  (a) It is the intention of the
                         ----------------
parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided,
                                                                 --------
however, that (i) Seller shall be liable to each Purchaser and the Collateral
-------
Agent for all representations, warranties and covenants made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Collateral Agent or any assignee thereof of any obligation of Seller, CGSF or the Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller, CGSF or the Originator.

          (b) The Seller hereby grants to the Collateral Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, all of Seller's rights under the Receivables Sale Agreements and all proceeds of any thereof to secure the prompt and complete payment of the Aggregate Unpaids. After an Amortization Event, the Collateral Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

                           [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                         CGSF FUNDING CORPORATION, as the Seller

                         By:__________________________________
                         Name:
                         Title:

                         Address:   One Post Street
                                    San Francisco, California  94104
                         Fax:


                         McKESSON HBOC, INC., as the Servicer

                         By:__________________________________
                         Name:
                         Title:

                         Address:    One Post Street
                                     San Francisco, California  94104
                         Fax:


                         PREFERRED RECEIVABLES FUNDING
                          CORPORATION, as a Conduit

                         By:__________________________________
                              Authorized Signatory

                         Address:   c/o The First National Bank of Chicago, as
                                    Managing Agent
                                    Asset Backed Finance
                                    Suite 0079, 1-19
                                    One First National Plaza
                                    Chicago, Illinois  60670-0019
                         Fax:       (312) 732-1844

                         FALCON ASSET SECURITIZATION
                          CORPORATION, as a Conduit

                         By:__________________________________

                              Authorized Signatory

                         Address:   c/o The First National Bank of Chicago, as
                                    Managing Agent
                                    Asset Backed Finance
                                    Suite 0079, 1-19
                                    One First National Plaza
                                    Chicago, Illinois  60670-0019
                         Fax:       (312) 732-1844

                         BLUE RIDGE ASSET FUNDING CORPORATION, as a
                         Conduit

                         By:  Wachovia Bank, N.A., as Attorney-In-Fact

                         By:__________________________________
                         Name:  Victoria A. Dudley
                         Title: Senior Vice President

                         Address:    191 Peachtree Street, NE
                                     Atlanta, Georgia 30303
                         Fax:        (404) 332-5152

                         THE FIRST NATIONAL BANK OF CHICAGO,
                         as a Committed Purchaser for PREFCO and Falcon, a Financial Institution, a Managing Agent and as Collateral Agent

                         By:__________________________________
                         Name:
                         Title:


                         Address:  The First National Bank of Chicago
                                   Asset Backed Finance
                                   Suite 0596, 1-21
                                   One First National Plaza
                                   Chicago, Illinois  60670-0596
                               Fax:               (312) 732-4487

                         WACHOVIA BANK, N.A., as a Committed Purchaser for Blue Ridge, a Financial Institution and a Managing Agent

                         By:__________________________________
                         Name:  Kevin McConnell
                         Title: Senior Vice President

                         Address:    191 Peachtree Street, NE
                                     Atlanta, Georgia 30303
                                 Fax:        (404) 332-5152

                                   EXHIBIT I

                                  DEFINITIONS

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Accrual Period" means each calendar month, provided that the initial
           --------------
Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.

          "Adjusted Pro Rata Share" means, for each Committed Purchaser, the
           -----------------------
Commitment of such Committed Purchaser within a given Purchase Group divided by
                                                                     ----------
the sum of the Commitments of each Committed Purchaser in such Purchase Group, adjusted as necessary to give effect to any assignments pursuant to Article XII.
                                                                    -----------

          "Adverse Claim" means a lien, security interest, charge or
           -------------
encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

          "Affected Financial Institution" has the meaning specified in Section
           ------------------------------
12.1(c).

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

          "Collateral Agent" has the meaning set forth in the preamble to this
           ----------------
Agreement.

          "Aggregate Capital" means, at any time, the sum of all Capital of all
           ------------------
Purchaser Interests.

          "Aggregate Reduction" has the meaning specified in Section 1.3.
           -------------------                               -----------

          "Aggregate Reserves" means, on any date of determination, the sum of
           ------------------
the Loss Reserve, the Discount and Servicer Fee Reserve and the Dilution
Reserve.

          "Aggregate Unpaids" means, at any time, an amount equal to the sum of
           -----------------
all Capital and all other unpaid Obligations (whether due or accrued) at such time.

          "Agreement" means this Receivables Purchase Agreement, as it may be
           ---------
amended or modified and in effect from time to time.

          "Alternate Base Rate" means, for any day, the rate per annum equal to
           -------------------
the higher as of such day of (i) the Prime Rate or (ii) one-half of one percent (0.50%) per annum above the Federal Funds Effective Rate. For purposes of determining the Alternate Base Rate for any day, changes in the Prime Rate or the Federal Funds Effective Rate shall be effective on the date of each such change. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Wachovia in connection with extensions of credit.

          "Amortization Date" means the earliest to occur of (i) the day on
           -----------------
which any of the conditions precedent set forth in Section 6.2 are not
                                                   -----------
satisfied, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 9.1(d), (iii) the Business Day specified
                                --------------
in a written notice from the Collateral Agent pursuant to Section 9.2 following
                                                          -----------
the occurrence of any other Amortization Event, and (iv) the date which is sixty
(60) Business Days after the Collateral Agent's receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.

          "Amortization Event" has the meaning specified in Article IX.
           ------------------                               ----------

          "Applicable Margin" means, on any date and with respect to each
           -----------------
funding made at the LIBO Rate (subject to clauses (b) through (d) of the definition of "Applicable Rating Level"), the applicable margin set forth below based on the Applicable Rating Level on such date:

               Applicable           Applicable Margin
               Rating Level         (in basis points)
               ------------         -----------------

               Level I                   18.0
               Level II                  22.0
               Level III                 23.5
               Level IV                  26.5
               Level V                   30.0
               Level VI                  47.5


          "Applicable Rating Level" means and shall be determined by the ratings
           -----------------------
issued from time to time by S&P and Moody's (or S&P or Moody's, if ratings shall be available from only one of such Rating Agencies) in respect of McKesson's long-term, senior unsecured debt in accordance with the following:


          Rating Level        S&P               Moody's
          ------------        ---               -------

          Level I             A or more         A2 or more
                              favorable         favorable
          Level II            A-                A3
          Level III           BBB+              Baa1
          Level IV            BBB               Baa2
          Level V             BBB-              Baa3
          Level VI            BB+ or less       Ba1 or less
                       or not rated          or not rated

For purposes of the foregoing, (a) if ratings are available from both S&P and Moody's, and the ratings available from such Rating Agencies do not correspond to the same rating level on the chart above, then (1) if such rating levels differ by only one level on the chart above, then the Applicable Rating Level shall correspond to the higher of the two ratings, and (2) if such rating levels differ by more than one level on the chart above, then the Applicable Rating Level shall correspond to that rating which is one rating higher than the lower of the two ratings; (b) if determinative ratings shall change (other than as a result of a change in the ratings systems used by any applicable Rating Agency), such that a change in the Applicable Rating Level would result, such change shall effect a change in the Applicable Rating Level as of the day on which the Managing Agents receive notice of such change (such day, a "Change Day"), and
                                                            ----------
any change in the Applicable Margin shall take effect commencing on such Change Day and ending on the date immediately preceding the next Change Day; (c) if the rating system of any of the Rating Agencies shall change prior to the date all obligations hereunder have been paid and the Commitments cancelled, McKesson and the Managing Agents shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system, and pending such amendment, if no Applicable Rating Level is otherwise determinable based upon the foregoing, the most recent Applicable Rating Level in effect shall apply; (d) if McKesson shall fail to give notice to the Managing Agents of any decrease in rating by any Rating Agency in respect of the Company's long-term, senior unsecured debt on the date required by Section 7.1(b)(vi), the
                                                    ------------------
Applicable Rating Level shall be deemed to be Level VI for the period from the date such notice was required to be delivered to the dates such notice is received by the Managing Agents; and (e) upon the occurrence and during the continuance of an Amortization Event, the Applicable Rating Level shall be deemed to be Level VI plus any Default Fee required pursuant to this Agreement.
                      ----

          "Assignment Agreement" has the meaning set forth in Section 12.1(b).
           --------------------                               --------------

          "Authorized Officer" shall mean, with respect to any Seller Party, its
           ------------------
respective corporate controller, treasurer, assistant treasurer, vice president-finance or chief financial officer.

          "Base Rate" means (a) with respect to PREFCO and its Financial
           ---------
Institutions and Falcon and its Committed Purchasers, a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes and (b) with respect to Blue Ridge and its Committed Purchasers, the Alternate Base Rate.

          "Blue Ridge" has the meaning set forth in the preamble to this
           ----------
Agreement.

          "Broken Funding Costs" means for any Purchaser Interest which: (i) has
           --------------------
its Capital reduced without compliance by the Seller with the notice requirements hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned under
Article XIII or terminated prior to the date on which it was originally
------------
scheduled to end; an amount equal to the excess, if any, of (A) Yield that would have accrued during the remainder of the Tranche Periods determined by the Collateral Agent or the applicable Managing Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount of Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. All Broken Funding Costs shall be due and payable hereunder upon demand.

          "Business Day" means any day on which banks are not authorized or
           ------------
required to close in New York, New York, Atlanta, Georgia, San Francisco, California or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

          "Capital" of any Purchaser Interest means, at any time, (A) the
           -------
Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate
                                           -----
amount of Collections and other payments received by the Collateral Agent which in each case has been applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or
                             -----------
other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

          "CGSF" means California Golden State Finance Company, a California
           ----
corporation.

          "Change of Control" means, (i) with respect to McKesson, the
           -----------------
acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 51% or more of the outstanding shares of voting stock of McKesson and (ii) with respect the Seller or CGSF, McKesson's failure to own, directly or indirectly, 100% of the issued and outstanding capital stock of the applicable entity.

          "Collection Account" means each concentration account, depositary
           ------------------
account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.
                                              ----------

          "Collection Account Agreement" means an agreement substantially in the
           ----------------------------
form of Exhibit VI ,or such other agreement in form and substance acceptable to
        ----------
the Collateral Agent, among the Originator, Seller, the Collateral Agent and a Collection Bank.

          "Collection Bank" means, at any time, any of the banks holding one or
           ---------------
more Collection Accounts.

          "Collection Notice" means a notice, in substantially the form of Annex
           -----------------                                               -----
A to Exhibit VI, from the Collateral Agent to a Collection Bank.
-    ----------

          "Collection Period" means each calendar month.
           -----------------

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

          "Commercial Paper" means promissory notes of any Conduit issued by
           ----------------
such Conduit in the commercial paper market.

          "Committed Purchaser" has the meaning set forth in the Preliminary
           -------------------
Statements to this Agreement.

          "Commitment" means, for each Financial Institution, the commitment of
           ----------
such Financial Institution to purchase its Pro Rata Share of Purchaser Interests from (i) Seller and (ii) the Conduits, such Pro Rata Share not to exceed, in the aggregate, the amount set forth opposite such Financial Institution's name on Schedule A to this Agreement, as such amount may be modified in accordance with
----------
the terms hereof.

          "Concentration Limit" means, at any time, for any Obligor, the maximum
           -------------------
amount of Receivables owned by the Seller which may be owing from such Obligor, which at any time shall be equal to such Obligor's Standard Concentration Limit or Special Concentration Limit, as applicable by definition to such Obligor; provided, that in the case of an Obligor and any Affiliate of such Obligor, the
--------
Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor.

          "Conduit" means PREFCO, Falcon or Blue Ridge, as appropriate.
           -------

          "Conduit Percentage" means, (a) with respect to PREFCO, a fraction
           ------------------
(expressed as a percentage) equal to 1/3, (b) with respect to Falcon, a fraction (expressed as a percentage) equal to 1/3 and (c) with respect to Blue Ridge, a fraction (expressed as a percentage) equal to 1/3, as the same may be adjusted to give effect to any assignments from one Conduit to another Conduit.

          "Contingent Obligation" of a Person means any agreement, undertaking
           ---------------------
or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

          "Contract" means, with respect to any Receivable, any and all
           --------
instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

          "CP Rate" means, with respect to any Conduit for any CP Tranche
           -------
Period, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper issued by such Conduit having a term equal to such CP Tranche Period are sold by plus any and all applicable
                                                 ----
issuing and paying agent fees and commissions of placement agents and commercial paper dealers in respect of such Commercial Paper and other costs associated with funding small or odd-lot amounts; provided, however, that if the rate (or
                                       --------  -------
rates) as agreed between any such agent or dealer and the applicable Conduit is a discount rate (or rates), the "CP Rate" for such Conduit for such CP Tranche Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from the relevant Managing Agent's converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

          "CP Tranche Period" means a period of not less than one (1) nor more
           -----------------
than ninety (90) days, commencing on a Business Day requested by the Seller and agreed to by the applicable Managing Agent pursuant to Section 1.2.
                                                       -----------

          "Credit and Collection Policy" means Seller's credit and collection
           ----------------------------
policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time
                              ------------
in accordance with this Agreement.

          "Deemed Collections"  means the aggregate of all amounts Seller shall
           ------------------
have been deemed to have received as a Collection of a Receivable. Seller shall be deemed to have received a Collection in full of a Receivable if at any time
(i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by Seller (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in Article V are no longer true with respect to such Receivable.
              ---------

          "Defaulted Receivable" means a Receivable: (i) as to which the Obligor
           --------------------
thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to
             --------------
such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible, (iv) which has been identified by Seller as uncollectible in accordance with the Credit and Collection Policy or (v) as to which any payment, or part thereof, remains unpaid for ninety (90) days or more from the original due date for such payment.

          "Default Fee" means with respect to any amount due and payable by
           -----------
Seller in respect of any Aggregate Unpaids, an amount equal to the greater of
(i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Base Rate.

          "Default Proxy Ratio" means, for any Collection Period, a fraction
           -------------------
(calculated as a percentage) equal to (i) the aggregate Outstanding Balance of all Receivables (without duplication) which remain unpaid for more than sixty
(60) but less than ninety (90) or more days from the original due date at any time during the Collection Period then ending plus the aggregate Outstanding
                                              ----
Balance of all Receivables (without duplication) which, consistent with the Credit and Collection Policy, were or should have been written off the Seller's books as uncollectible and are less than ninety (90) days old during such period, divided by (ii) the aggregate Outstanding Balance of all Receivables
        ----------
generated during the Collection Period which ended three (3) Collection Periods prior to such last day.

          "Delinquency Ratio" means, as of the last day of any Collection
           -----------------
Period, a fraction (calculated as a percentage) equal to (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables at such time and as of the last day of the two (2) preceding Collection Periods by (ii) the sum of the aggregate Outstanding Balance of all Receivables as of the last day of each of such three (3) Collection Periods.

          "Delinquent Receivable" means a Receivable as to which any payment, or
           ---------------------
part thereof, remains unpaid for sixty (60) days or more from the original due date for such payment.

          "Designated Obligor" means an Obligor indicated by the Collateral
           ------------------
Agent to Seller in writing.

          "Dilution Horizon Ratio" means, as of any date as set forth in the
           ----------------------
most recent Monthly Report, a ratio computed by dividing (i) the aggregate of all Receivables generated during the most recently ended Collection Period by
(ii) the aggregate Outstanding Balance of total Eligible Receivables as at the last day of the most recently ended Collection Period.

          "Dilution Ratio" means, for any Collection Period, the ratio
           --------------
(expressed as a percentage) computed as of the last day of such Collection Period by dividing (i) an amount equal to the aggregate reductions in the Outstanding Balance of any Receivable as a result of any Dilutions during such Collection Period by (ii) the aggregate Outstanding Balance of all Receivables generated during such Collection Period.

          "Dilution Reserve" means, on any date, an amount equal to (x) the
           ----------------
greater of (i) 3% and (ii) the Dilution Reserve Ratio then in effect times (y) the aggregate Outstanding Balance of Eligible Receivables (net of Earned Discounts and quarterly volume rebates) as of the close of business on the immediately preceding Business Day.

          "Dilution Reserve Ratio" means, as of any date, an amount calculated
           ----------------------
as follows:

     DRR = [(2.0 x ADR) + [(HDR-ADR) x (HDR/ADR)]] x DHR

           where:

           DRR =        the Dilution Reserve Ratio;

          ADR = the average of the Dilution Ratios for the past twelve Collection Periods;

          HDR = the highest average of the Dilution Ratios for any three consecutive Collection Periods during the most recent twelve months; and

          DHR =    the Dilution Horizon Ratio.


The Dilution Reserve Ratio shall be calculated monthly in each Monthly Report and such Dilution Reserve Ratio shall, absent manifest error, be effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date.

          "Dilutions" means, at any time, the aggregate amount of reductions or
           ---------
cancellations described in clause (i) of the definition of "Deemed Collections",
                           ----------
other than any Earned Discounts or quarterly volume rebates which have been subtracted from the Net Receivables Balance.

          "Discount and Servicing Fee Reserve" means, on any date, the sum of
           ----------------------------------
(i) one and one-half of one percent (1.5%) times the lower of the Net Receivables Balance and the Purchase Limit as of the close of business on the immediately preceding Business Day plus (ii) the average outstanding amount of
                                   ----
accrued and unpaid Yield and fees during the preceding Collection Period, such component to be calculated in each Monthly Report which component shall, absent manifest error, become effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date. The Collateral Agent shall estimate the component of the Discount and Servicing Fee Reserve described in clause (ii) above for the period from the initial purchase hereunder until the
-----------
first Monthly Settlement Date.

          "Discount Rate" means the CP Rate, the LIBO Rate or the Base Rate, as
           -------------
applicable, with respect to each Purchaser Interest.

          "Earned Discount" means any reduction in the Outstanding Balance of
           ---------------
any Eligible Receivable resulting from a discount earned by an Obligor due to a payment made by such Obligor within its payment terms.

          "Eligible Receivable" means, at any time, a Receivable:
           -------------------

          (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; (c) is not a Designated Obligor; and (d) is not a government or a governmental subdivision or agency,

          (ii) the Obligor of which is not an Obligor on Defaulted Receivables, the balance of which exceeds twenty-five percent (25%) or more of such Obligor's Receivables,

          (iii)  which is not a Defaulted Receivable or a Delinquent Receivable,

          (iv) which by its terms is due and payable within thirty (30) days of the original billing date therefor and has not had its payment terms extended,

          (v) which is an "account" within the meaning of Section 9-105 of the UCC of all applicable jurisdictions,

          (vi) which is denominated and payable only in United States dollars in the United States,

          (vii) which arises under a Contract in substantially the form of one of the form contracts set forth on Exhibit IX hereto or otherwise approved
                                        ----------
     by the Collateral Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, rescission, counterclaim or other defense,

          (viii) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of Seller under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement.

          (ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the Originator, which goods shall have been sold and delivered and which services shall have been fully performed,

          (x) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

          (xi) which satisfies in all material respects all applicable requirements of the Credit and Collection Policy,

          (xii) which was generated in the ordinary course of Originator's business pursuant to duly authorized Contracts,

          (xiii) which arises solely from the sale of goods or the provision of services, within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, to the related Obligor by Originator, and not by any other Person (in whole or in part),

          (xiv) which has been validly transferred by (a) the Originator to CGSF under the Tier One Receivables Sale Agreement and (b) by CGSF to the Seller under the Tier Two Receivables Sale Agreement, and

          (xv) in which the Collateral Agent has a valid and perfected security interest.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Facility Termination Date" means the earlier of June 30, 2004 and the
           -------------------------
Liquidity Termination Date.

          "Falcon" has the meaning set forth in the preamble to this Agreement.
           ------

          "Federal Funds Effective Rate" means, for any period, a fluctuating
           ----------------------------
interest rate per annum equal for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Reference Bank from three federal funds brokers of recognized standing selected by it.

          "Fee Letter" means that certain letter agreement dated as of the date
           ----------
hereof among the Seller, the Originator, the Managing Agents and the Collateral Agent, as it may be amended or modified and in effect from time to time.

          "Finance Charges" means, with respect to a Contract, any finance,
           ---------------
interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

          "Financial Institutions" has the meaning set forth in the preamble in
           ----------------------
this Agreement.

          "First Chicago" means The First National Bank of Chicago, in its
           -------------
individual capacity, and its successors.

          "Funding Agreement" means this Agreement and any agreement or
           -----------------
instrument executed by any Funding Source with or for the benefit of a Conduit.

          "Funding Source" means (i) any Financial Institution or (ii) any
           --------------
insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to a Conduit.

          "Incremental Purchase" means a purchase of one or more Purchaser
           --------------------
Interests which increases the total outstanding Capital hereunder.

          "Indebtedness" of a Person means such Person's (i) obligations for
           ------------
borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and
(viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

          "Independent Director" shall mean a member of the Board of Directors
           --------------------
of the Seller who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or any Affiliate of the Seller and (iii) is not connected as an officer, employee, promoter, underwriter, trustee, partner, director of person performing similar functions within the Seller, any Affiliate of the Seller or any Person with a material direct or indirect financial interest in the Seller.

          "Initial Syndication Completion Date" has the meaning set forth in
           -----------------------------------
Section 12.3.

          "LIBO Business Day" means a day of the year on which dealings in U.S.
           -----------------
Dollar deposits are carried on the London interbank market.

          "LIBO Rate" means (a) with respect to PREFCO and its Financial
           ---------
Institutions and Falcon and its Financial Institutions, the rate per annum equal to the sum of (i) (x) the rate at which deposits in U.S. Dollars are offered by the Reference Bank to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, such deposits being in the approximate amount of the Capital of the Purchaser Interest to be funded or maintained, divided by (y)
                                                                  ----------
one minus the maximum aggregate reserve requirement (including all basic,
    -----
supplemental, marginal or other reserves) which is imposed against the Reference Bank in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) the
                                                            ----
Applicable Margin, rounded, if necessary, to the next higher 1/16 of 1%; and

          (b) with respect to Blue Ridge and its Financial Institutions, the rate per annum equal to the sum of (i) (x) the rate per annum determined on the basis of the offered rate for deposits in U.S. Dollars of amounts equal or comparable to the approximate amount of the Capital of the Purchaser Interest to be funded or maintained offered for a term comparable to the relevant Tranche Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M <Index> Q <Go>," effective as of 11:00 a.m. (London time) two
(2) LIBO Business Days prior to the first day of the relevant Tranche Period, provided, that if no such offered rates appear on such page, the rate for such
--------
Tranche Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1% of rates quoted by not less than two major banks in New York City, selected by the Managing Agents, at approximately 10:00 a.m. (New York City time), two LIBO Business Days prior to the first day of such Tranche Period, for deposits in U.S. Dollars offered by leading European banks for a period comparable to such Tranche Period in an amount equal or comparable to the approximate amount of the Capital of the Purchaser Interest to be funded or maintained, divided by (y) one minus the maximum reserve percentage, if any,
               ----------         -----
applicable to Wachovia under Regulation D during such Tranche Period (or if more than one percentage shall be applicable, the daily average of such percentages for those days in such Tranche Period during which any such percentage shall be applicable) for determining Wachovia's reserve requirement (including any marginal, supplemental or emergency reserves) with respect to liabilities or assets having a term comparable to such Tranche Period consisting or included in the computation of "Eurocurrency Liabilities" pursuant to Regulation D, plus (ii) the Applicable Margin. Without limiting the effect of
              ----
the foregoing clause (b), the maximum reserve percentage calculated pursuant to
              ----------
clause (b)(i)(y) above shall reflect any other reserves required to be
----------------
maintained by Wachovia by reason of any regulatory change against (a) any category of liabilities which included deposits by reference to which the "London Interbank Offered Rate" is to be determined or (b) any category of extensions of credit or other assets which include London Interbank Offered Rate-based credits or assets.

          "Liquidity Agreement" means an agreement entered into by a Conduit
           -------------------
with its Committed Purchasers in connection herewith for the purpose of providing liquidity with respect to the Capital funded by such Conduit under this Agreement.

          "Liquidity Termination Date" means June 23, 2000, unless such date is
           --------------------------
extended with the consent of the parties hereto.

          "Lock-Box" means a locked postal box maintained by McKesson, in its
           --------
capacity as Servicer with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.
   ----------

          "Loss Horizon Ratio" means, for any Collection Period, a fraction
           ------------------
(calculated as a percentage) computed by dividing (i) the aggregate Outstanding Balance of all Receivables generated during the three (3) most recently ended Collection Periods by (ii) the aggregate Outstanding Balance of total Eligible Receivables as at the last day of the most recently ended Collection Period.

          "Loss Reserve" means, on any date, an amount equal to (x) the greater
           ------------
of (i) 12% and (ii) the Loss Reserve Ratio then in effect times (y) the aggregate Outstanding Balance of Eligible Receivables (net of Earned Discounts and quarterly volume rebates) as of the close of business on the immediately preceding Business Day.

          "Loss-to-Balance Ratio" means, as of the last day of any Collection
           ---------------------
Period, a percentage equal to (i) the aggregate amount of Receivables which were Defaulted Receivables as of the last day of such Collection Period and as of the last day of the two (2) preceding Collection Periods plus, without duplication,
                                                     ----
the dollar amount of Receivables less than ninety (90) days past due which were written off as uncollectible during such three Collection Periods, divided by
                                                                   ----------
(ii) the sum of the aggregate Outstanding Balance of all Receivables as of the last day of such three (3) Collection Periods.

          "Loss Reserve Ratio" means, as of any date, an amount calculated as
           ------------------
follows:

          LRR  =    2.0 X DPR X LHR, where

          LRR  =    the Loss Reserve Ratio;

          DPR  =    the highest average of the Default Proxy Ratios for any
                    three consecutive Collection Periods during the most recent twelve months; and

          LHR  =    the Loss Horizon Ratio.

The Loss Reserve Ratio shall be calculated monthly in each Monthly Report and such Loss Reserve Ratio shall, absent manifest error, be effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date.

          "Managing Agent" means, as to any Conduit, the financial institution
           --------------
responsible for the administration of such Conduit's Commercial Paper program and related activities. As of the date hereof, First Chicago is the Managing Agent for PREFCO and Falcon and their Committed Purchasers and Wachovia is the Managing Agent for Blue Ridge and its Committed Purchasers.

          "Managing Agent Percentage" means, (a) with respect to First Chicago,
           -------------------------
a fraction (expressed as a percentage) equal to 2/3 and (b) with respect to Wachovia, a fraction (expressed as a percentage) equal to 1/3.

          "Mandate Letter" means that certain mandate letter dated as of June
           --------------
15, 1999 addressed to Nicholas A. Loiacono from First Chicago, Wachovia, Banc One Capital Markets, Inc. and Wachovia Securities, Inc.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
financial condition or operations of any Seller Party and its Material Subsidiaries(except as otherwise disclosed to or discussed with the Managing Agents prior to the date hereof), (ii) the ability of any Seller Party to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

          "Material Subsidiary" means, at any time, (i) Medis and (ii) any other
           -------------------
Subsidiary of McKesson having at such time ten percent (10%) or more of McKesson's consolidated total (gross) revenues for the preceding four fiscal quarter period, as of the last day of the preceding fiscal quarter based upon McKesson's most recent annual or quarterly financial statements delivered to the Collateral Agent and the Managing Agents under Section 7.1(a).
                                               --------------

          "McKesson" has the meaning set forth in the preamble to this
           --------
Agreement.

          "Medis" means Medis Health and Pharmaceutical Services Inc., an
           -----
Ontario corporation and an indirect, wholly-owned Subsidiary of McKesson.

          "Monthly Report" means a report, in substantially the form of Exhibit
           --------------                                               -------
X hereto (appropriately completed), furnished by the Servicer to the Managing
-
Agents pursuant to Section 8.5.
                   -----------

          "Monthly Settlement Date" means the twentieth (20th) day of each
           -----------------------
month, or, if such date is not a Business Day, the next succeeding Business Day.

          "Moody's" means Moody's Investors Service, Inc. and any successor
           -------
thereto.

          "Net Receivables Balance" means, at any time, the aggregate
           -----------------------
Outstanding Balance of all Eligible Receivables at such time (net of all Earned Discounts and quarterly volume rebates then in effect) reduced by the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor.

          "Net Worth" means the sum of a capital stock and additional paid in
           ---------
capital plus retained earnings (or minus accumulated deficits) of the Originator
        ----                       -----
and its Subsidiaries determined on a consolidated basis in conformity with generally accepted accounting principles on such date.

          "Obligations" shall have the meaning set forth in Section 2.1.
           -----------                                      -----------

          "Obligor" means a Person obligated to make payments pursuant to a
           -------
Contract.

          "Originator" means McKesson, in its capacity as Seller under the Tier
           ----------
One Receivables Sale Agreement.

          "Outstanding Balance" of any Receivable at any time means the then
           -------------------
outstanding principal balance thereof.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Potential Amortization Event" means an event which, with the passage
           ----------------------------
of time or the giving of notice, or both, would constitute an Amortization
Event.

          "PREFCO" has the meaning set forth in the preamble to this Agreement.
           ------

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by Wachovia as its "prime rate." (The "prime rate" is a rate set by Wachovia based upon various factors including Wachovia's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate announced by Wachovia shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Proposed Reduction Date" has the meaning set forth in Section 1.3.
           -----------------------                               -----------

          "Pro Rata Share" means, (1) for each Financial Institution, the
           --------------
Commitment of such Financial Institution divided by the Purchase Limit, adjusted
                                         ----------
as necessary to give effect to the application of any assignments pursuant to
Article XII and (2) for each Conduit, its Conduit Percentage.
-----------

          "Purchase Group" means any Conduit and its Committed Purchasers.
           --------------

          "Purchase Limit" means $750,000,000.
           --------------

          "Purchase Notice" has the meaning set forth in Section 1.2.
           ---------------                               -----------

          "Purchase Price" means, with respect to any Incremental Purchase of a
           --------------
Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.

          "Purchaser" means any Conduit or Financial Institution, as applicable.
           ---------

          "Purchaser Interest" means, at any time, an undivided percentage
           ------------------
ownership interest (computed as set forth below) associated with a designated amount of Capital, Discount Rate and Tranche Period selected pursuant to the terms and conditions hereof in (i) each and every Receivable, (ii) all Related Security with respect to the Receivables, and (iii) all Collections with respect to, and other proceeds of the Receivables. Each such undivided percentage interest shall equal:

                                       C

                                    NRB- AR

     where:

     C     =   the aggregate outstanding Capital of all Purchaser Interests in a
               Purchase Group

     AR    =   Aggregate Reserves

     NRB   =   the Net Receivables Balance.

Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until its Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to its Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding its Amortization Date shall remain constant at all times after such Amortization Date.

          "Rating Agency" means each of S&P and Moody's.
           -------------

          "Receivable" means any indebtedness or obligations owed to Seller by
           ----------
an Obligor (without giving effect to any transfer or conveyance hereunder) or in which the Seller has a security interest or other interest, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of pharmaceutical and other products and related services by the Originator to retail, chain and hospital pharmacies or drugstores and other healthcare facilities, and any other entities engaged in the sale or provision of pharmaceutical products and other products and related services, including, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction.

          "Receivables Dilution Ratio"  means, as of the last day of any
           --------------------------
Collection Period, a percentage equal to (i) the aggregate amount of Dilutions plus any Earned Discounts or quarterly volume rebates) during such Collection
----
Period and the two (2) preceding Collection Periods, divided by (ii) the sum of
                                                     ----------
the aggregate Outstanding Balance of all Receivables as of the last day of each of such three (3) Collection Periods.

          "Receivables Sale Agreement" means (1) the Tier One Receivables Sale
           --------------------------
Agreement, or (2) the Tier Two Receivables Sale Agreement, as applicable.

          "Records" means, with respect to any Receivable, all Contracts and
           -------
other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

          "Reduction Notice" has the meaning set forth in Section 1.3.
           ----------------                               -----------

          "Reference Bank" means First Chicago or such other bank as First
           --------------
Chicago shall designate with the consent of Seller.

          "Reinvestment" has the meaning set forth in Section 2.2.
           ------------                               -----------

          "Related Security" means, with respect to any Receivable:
           ----------------

          (i) all of Seller's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

          (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the

     Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

          (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

          (iv) all service contracts and other contracts and agreements associated with such Receivable,

          (v)       all Records related to such Receivable,

          (vi) all of Seller's right, title and interest in, to and under the Receivables Sale Agreements in respect of such Receivable, and

          (vii)     all proceeds of any of the foregoing.

          "Required Capital Amount" means, as of any date of determination, an
           -----------------------
amount equal to the Net Receivables Balance multiplied by 3%.
                                            -------------

          "Required Financial Institutions" means, at any time, Financial
           -------------------------------
Institutions with Commitments in excess of 66-2/3% of the Purchase Limit.

          "Required Notice Period" means the number of days required notice set
           ----------------------
forth below applicable to the Aggregate Reduction indicated below:

           Aggregate Reduction          Required Notice Period
           -------------------          ----------------------

          #$100,000,000                 two Business Days
     $100,000,000 to $250,000,000       five Business Days
          *$250,000,000                 ten Business Days

provided, that the Required Notice Period shall be one Business Day if the
--------
Seller is curing a default of the type described in Section 9.1(e) or a breach
                                                    --------------
of the negative covenant set forth in Section 7.2(e).
                                      --------------

          "Revolving Credit Agreement" means that certain Credit Agreement dated
           --------------------------
as of November 10, 1998 among McKesson, Medis, Bank of America National Trust and Savings Association, as agent, Bank of America Canada, as administrative agent, The Chase Manhattan Bank, First Union National Bank and First Chicago, as documentation agents, and the other financial institutions parties thereto (as amended, restated, supplemented or otherwise modified from time to time), or any successor facility.

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc., and any successor thereto.

          "Seller" has the meaning set forth in the preamble to this Agreement.
           ------

* = greater than

          "Seller Interest" means, at any time, an undivided percentage
           ---------------
ownership interest of Seller in the Receivables, Related Security and all Collections with respect thereto equal to (i) one, minus (ii) the aggregate of
                                                   -----
the Purchaser Interests.

          "Seller Parties" has the meaning set forth in the preamble to this
           --------------
Agreement.

          "Servicer" means at any time the Person (which may be the Collateral
           --------
Agent) then authorized pursuant to Article VIII to service, administer and
                                   ------------
collect Receivables.

          "Settlement Date" means (A) the Monthly Settlement Date and (B) the
           ---------------
last day of the relevant Tranche Period in respect of each Purchaser Interest.

          "Settlement Period"  means (A) in respect of each Purchaser Interest
           -----------------
of the Conduits, the immediately preceding Accrual Period, and (B) in respect of each Purchaser Interest of the Financial Institutions, the entire Tranche Period of such Purchaser Interest.

          "Special Concentration Limit" means, at any time, with respect to any
           ---------------------------
Special Obligor (together with its Affiliates or subsidiaries), the lesser of
(i) the applicable percentage set forth below multiplied by the aggregate
                                              -------------
Outstanding Balance of Eligible Receivables (net of all Earned Discounts and quarterly volume rebates) at such time and (ii) the maximum dollar amounts set forth below, in each case corresponding to the Moody's and S&P short-term debt ratings for such Special Obligor at such time or such percentage as may be otherwise set forth below such Special Obligor's name below:

Special Obligors with ratings at or above:
-----------------------------------------

S&P Rating                  Moody's Rating    Percentage   Maximum Dollar Amount
----------------           -----------------  -----------  ---------------------
A-1+              and      P-1                        11%           $165,000,000
A-1               and      P-1                         9%           $135,000,000
A-2               and      P-2                         6%           $ 90,000,000
lower than                 lower than
A-2 or                     P-2 or
unrated           and      unrated                     3%           $ 45,000,000

provided, that either Managing Agent or the Required Financial Institutions may,
--------
upon not less than thirty (30) Business Days' notice to Seller, cancel or reduce any Special Concentration Limit.

          "Special Obligor" means Rite Aid, Osco Drug (American Stores), CVS
           ---------------
Corp., Wal-Mart, and such other Special Obligors as may be designated by the Managing Agents from time to time.

          "Standard Concentration Limit" means, at any time, with respect to any
           ----------------------------
Obligor other than a Special Obligor, the lesser of (i) 3% times the aggregate Outstanding Balance of Eligible Receivables (net of all Earned Discounts and quarterly volume rebates) at such time and (ii) $45,000,000.

          "Subsidiary" of a Person means (i) any corporation more than 50% of
           ----------
the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Seller.

          "Terminating Tranche" has the meaning set forth in Section 4.3(b).
           -------------------                               --------------

          "Tier One Receivables Sale Agreement" means that certain Receivables
           -----------------------------------
Sale Agreement, dated as of the date hereof, between the Originator and CGSF, (as amended, restated, supplemented or otherwise modified and in effect from time to time).

          "Tier Two Receivables Sale Agreement" means that certain Receivables
           -----------------------------------
Sale Agreement, dated as of the date hereof, between CGSF and the Seller, (as amended, restated, supplemented or otherwise modified and in effect from time to time).

          "Total Capitalization" means, on any date, the sum of (a) Total Debt
           --------------------
and (b) the Net Worth on such date.

          "Total Debt" means, on any date, all "Indebtedness" (as such term is
           ----------
defined in the Revolving Credit Agreement) of the Originator and its Subsidiaries determined on a consolidated basis.

          "Tranche Period" means, with respect to any Purchaser Interest:
           --------------

          (a) if Yield for such Purchaser Interest is calculated with respect to the CP Rate, the relevant CP Tranche Period;

          (b) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Managing Agent and Seller, commencing on a Business Day selected by Seller or such Managing Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

          (c) if Yield for such Purchaser Interest is calculated on the basis of the Base Rate, a period commencing on a Business Day selected by Seller and agreed to by the applicable Managing Agent, provided no such period shall exceed one month.

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however,
                                                              --------
that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest of which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the applicable Managing Agent. In no event shall any Tranche Period extend beyond the Facility Termination Date.

          "Transaction Documents" means, collectively, this Agreement, each
           ---------------------
Purchase Notice, the Receivables Sale Agreements, each Collection Account Agreement, the Fee Letter, each Liquidity Agreement and all other instruments, documents and agreements executed and delivered in connection herewith.

          "Trigger Event" means, (i) the occurrence of an Amortization Event of
           -------------
the type described in Section 9.1(b) or (f) if such Amortization Event shall
                      --------------    ---
continue for five (5) consecutive Business Days after the earlier of written notice from the Collateral Agent or any Managing Agent or Purchaser or actual knowledge on the part of a Seller Party of such Amortization Event, (ii) the occurrence of any other Amortization Event described in Article IX or (iii) the
                                                        ----------
declaration of the Amortization Date as a result of an Amortization Event.

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the specified jurisdiction.

          "Wachovia" means Wachovia Bank, N.A., in its individual capacity, and
           --------
its successors.

          "Year 2000 Plan" means a plan to prevent the Year 2000 Problem from
           --------------
having an adverse effect upon the business, financial condition, operations, property or prospects of a Person .

          "Year 2000 Problem" means, with respect to any Person, the risk that
           -----------------
computer applications directly used by that Person cannot or will not: (a) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (b) operate accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000; and (c) store and provide date input information without creating any ambiguity as to the century.

          "Yield" means for each respective Tranche Period relating to Purchaser
           -----
Interests, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during
-------------
such Tranche Period, annualized on a 360 day basis.

          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York or California, as applicable, and not specifically defined herein, are used herein as defined in such Article 9.

                                  EXHIBIT II

                            FORM OF PURCHASE NOTICE

                                    [Date]

[The First National Bank of Chicago,
  as Managing Agent for Preferred Receivables
  Funding Corporation and Falcon Asset
  Securitization Corporation
Suite 0079, 1-21
One First National Plaza
Chicago, Illinois 60670

Attention:  Asset Backed Finance]

[Wachovia Bank, N.A.
  as Managing Agent for Blue Ridge
  Asset Funding Corporation
191 Peachtree Street, NE-GA-423
Atlanta, Georgia 30303

Attention:  Elizabeth Wagner

Re:   Purchase Notice
      ---------------

Ladies and Gentlemen:

          The undersigned refers to the Receivables Purchase Agreement, dated as of June 25, 1999 (the "Receivables Purchase Agreement," the terms defined therein being used herein as therein defined), among the undersigned, as Seller and McKesson HBOC, Inc., as initial Servicer, Preferred Receivables Funding Corporation, Falcon Asset Securitization Corporation and Blue Ridge Asset Funding Corporation (collectively, the "Conduits"), certain Financial Institutions parties thereto, The First National Bank of Chicago and Wachovia Bank, N.A., as Managing Agents, and The First National Bank of Chicago, as Collateral Agent for the Conduits and such Financial Institutions, and hereby gives you notice, irrevocably, pursuant to Section 1.2 of the Receivables Purchase Agreement, that the undersigned hereby requests an Incremental Purchase under the Receivables Purchase Agreement, and in that connection sets forth below the information relating to such Incremental Purchase (the "Proposed Purchase") as required by Section 1.2 of the Receivables Purchase Agreement:

          (i) The Business Day of the Proposed Purchase is [insert purchase date], which date is at least two (2) Business Days after the date hereof.

          (ii) The requested Purchase Price in respect of the Proposed Purchase is $__________.

          (iii) If the Proposed Purchase to be funded by the Financial Institutions, the requested Discount Rate is ____________ and the requested Tranche Period is __________.

          (iv)      The requested maturity date for the Tranche Period is
_______________.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Purchase (before and after giving effect to the Proposed Purchase):

          (i) the representations and warranties of the undersigned set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the date of such Proposed Purchase as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from such Proposed Purchase, that will constitute an Amortization Event or a Potential Amortization Event; and

          (iii) the Facility Termination Date shall not have occurred, the aggregate Capital of all Purchaser Interests shall not exceed the Purchase Limit and the aggregate Receivable Interests shall not exceed 100%.

                                   Very truly yours,

                                   CGSF FUNDING CORPORATION

                                   By:_________________________
                                   Name:
                                   Title:

                                  EXHIBIT III

                   PLACES OF BUSINESS OF THE SELLER PARTIES;

                             LOCATIONS OF RECORDS;

                   FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)

@@

-------------------------------------------------------------------------------------------------
                                 CGSF Funding Corporation               McKesson HBOC, Inc.
-------------------------------------------------------------------------------------------------
   PRINCIPAL PLACE OF                One Post Street                      One Post Street
      OF BUSINESS                San Francisco CA  94104             San Francisco, CA  94104
-------------------------------------------------------------------------------------------------
        LOCATION OF                    One Post Street                      One Post Street
             RECORDS              San Francisco, CA  94104             San Francisco, CA  94104

                             Customer and Financial Services                      Customer and
                                    1220 Senlac Drive                         Financial
                                  Carrollton, TX  75006                        Services
                                                                           1220 Senlac Drive
                                                                       Carrollton, TX  75006
-------------------------------------------------------------------------------------------------
       FEIN(S)                        94-3269972                               94-3207296
-------------------------------------------------------------------------------------------------

@@

                                  EXHIBIT IV

                NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS



------------------------------------------------------------------------------------------------
          COLLECTION BANK              COLLECTION                         LOCK-BOX ADDRESS
          ---------------              ----------                         -----------------
                                         ACCOUNT
                                         -------
                                          NUMBER
                                          ------
------------------------------------------------------------------------------------------------
Am South Bank                            02799251                     P.O. Box 11407
                                                                      Drawer #278
                                                                      Birmingham, AL  35246-0278
------------------------------------------------------------------------------------------------
Fifth Third Bank                         72906223                     P.O. Box 631307
                                                                      Cincinnati, OH  45263-1307
------------------------------------------------------------------------------------------------
First Union National Bank                2000001388389                P.O. Box 862013
                                                                      Orlando, FL  32886-2013
------------------------------------------------------------------------------------------------
Firstar Bank Milwaukee, N.A.             182862268                    P.O. Box 78865
                                                                      Milwaukee, WI  53278-0865
------------------------------------------------------------------------------------------------
Fleet National Bank                      2921456                      P.O. Box 40000
                                                                      Dept. #517
                                                                      Hartford, CT  06151-0517
------------------------------------------------------------------------------------------------
First National Bank of Maryland          19178327                     P.O. Box 64638
                                                                      Baltimore, MD  21264-4638
------------------------------------------------------------------------------------------------
The First National Bank of Chicago       5114489                      P.O. Box 73984
                                                                      Chicago, IL  60673-7984
------------------------------------------------------------------------------------------------
The First National Bank of Chicago       5114497                      P.O. Box 730477
                                                                      Dallas, TX  75373-0477
------------------------------------------------------------------------------------------------
The First National Bank of Chicago       5114470                      P.O. Box 100681
                                                                      Pasadena, CA  91189-0681
------------------------------------------------------------------------------------------------
The First National Bank of Chicago       5110939                      P.O. Box 13451
                                                                      Newark, NJ  07188-0451
------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                        0378986                      P. O. Box 371648
                                                                      Pittsburgh, PA  15251-7648
------------------------------------------------------------------------------------------------
Mercantile Bank N.A.                     1005014202                   P.O. Box 952331
                                                                      St. Louis, MO  63195-2331
------------------------------------------------------------------------------------------------
Norwest Bank Minnesota, N.A.             1018214174                   Department #1070
                                                                      Denver, CO  80291-1070
------------------------------------------------------------------------------------------------
Norwest Bank Minnesota, N.A.             0755008                      P.O. Box 1450
                                                                      NW9024
                                                                      Minneapolis, MN  55485-9024
------------------------------------------------------------------------------------------------
U.S. Bank                                153505531530                 P.O. Box 3646
                                                                      Seattle, WA  98124-3646
------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                      8733043871                   P.O. Box 75698
                                                                      Charlotte, NC  28275-0698
------------------------------------------------------------------------------------------------
Bank of Montreal/Harris Bank             337897                       n/a
------------------------------------------------------------------------------------------------

                                   EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To:  The First National Bank of Chicago and Wachovia Bank, N.A., as Managing
     Agents

     This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement dated as of June 25, 1999 among CGSF Funding Corporation (the "Seller"), McKesson HBOC, Inc. (the "Servicer"), the Purchasers
                  ------                              --------
party thereto The First National Bank of Chicago and Wachovia Bank, N.A., as managing agents and The First National Bank of Chicago, as collateral agent for such Purchasers (the "Agreement").
                      ---------

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.  I am the duly elected _____________________ of Seller.

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

     4.  Schedule I attached hereto sets forth financial data and computations
         ----------
evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate
----------
in support hereof, are made and delivered this ____ day of _________, _____.

                              _________________________________
                              Name:
                              Title:

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended:  _________

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                         [On letterhead of Originator]

                                                  [Date]

[Lock-Box Bank/Concentration Bank/Depositary Bank]

     Re:  McKesson HBOC, Inc.
          -------------------

Ladies and Gentlemen:

          Reference is hereby made to P.O. Box #_____________ in [city, state,
                                                                  ----- ------
zip code] (the "Lock-Box") of which you have exclusive control for the purpose
--------        --------
of receiving mail and processing payments therefrom pursuant to that certain [name of lock-box agreement] between you and McKesson HBOC, Inc. (the "Company")
                                                                       -------
dated __________ (the "Agreement").  You hereby confirm your agreement to
                       ---------
perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment, and credit such payments to the Company's checking account no. __________ maintained with you in the name of the Company (the "Lock-Box Account").
                                          ----------------

          The Company hereby informs you that (i) pursuant to that certain Receivables Sale Agreement, dated as of June 25, 1999 between the Company and California Golden State Finance Company ("CGSF"), the Company has transferred
                                          ----
all of its right, title and interest in and to, and exclusive ownership and control of, the Lock-Box and the Lock-Box Account to CGSF, and (ii) pursuant to that certain Receivables Sale Agreement, dated as of June 25, 1999 between CGSF and CGSF Funding Corporation (the "Seller"), CGSF has transferred all of its
                                   ------
right, title and interest in and to, and exclusive ownership and control of, the Lock-Box and the Lock-Box Account to the Seller. The Company, CGSF and the Seller hereby request that the name of the Lock-Box Account be changed to "CGSF Funding Corporation, an indirect subsidiary of McKesson HBOC, Inc."

          The Company hereby irrevocably instructs you, and you hereby agree, that upon receiving notice from The First National Bank of Chicago ("FNBC") in
                                                                     ----
the form attached hereto as Annex A: (i) the name of the Lock-Box Account will be changed to FNBC for itself and as collateral agent (or any designee of FNBC) and FNBC will have exclusive ownership of and access to the Lock-Box and the Lock-Box Account, and none of the Company, CGSF, the Seller or any of their respective affiliates will have any control of the Lock-Box or the Lock-Box Account or any access thereto, (ii) you will either continue to send the funds from the Lock-Box to the Lock-Box Account, or will redirect the funds as FNBC may otherwise request, (iii) you will transfer monies on deposit in the Lock-Box Account, at any time, as directed by FNBC, (iv) all services to be performed by you under the Agreement will be performed on behalf of FNBC, and (v) all correspondence or other mail which you have agreed to send to the Company or the Seller will be sent to FNBC at the following address:

     The First National Bank of Chicago
     Suite 0596, 21st Floor
     One First National Plaza
     Chicago, Illinois 60670
     Attention:  Credit Manager, Asset Backed
                 Securities Division

          Moreover, upon such notice, FNBC for itself and as collateral agent will have all rights and remedies given to the Company (and CGSF and the Seller, as the Company's assignees) under the Agreement. The Company agrees, however, to continue to pay all fees and other assessments due thereunder at any time.

          You hereby acknowledge that monies deposited in the Lock-Box Account or any other account established with you by FNBC for the purpose of receiving funds from the Lock-Box are subject to the liens of FNBC for itself and as collateral agent, and will not be subject to deduction, set-off, banker's lien or any other right you or any other party may have against the Company or the Seller, except that you may debit the Lock-Box Account for any items deposited therein that are returned or otherwise not collected and for all charges, fees, commissions and expenses incurred by you in providing services hereunder, all in accordance with your customary practices for the charge back of returned items and expenses.

          THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

          This letter agreement contains the entire agreement between the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or inconsistent with, any provision of the Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.

          Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                              Very truly yours,

                              MCKESSON HBOC, INC.

                              By:____________________________
                              Name:
                              Title:

                              CGSF FUNDING CORPORATION

                              By:____________________________
                              Name:
                              Title:


Acknowledged and agreed to
this ______ day of ______

[COLLECTION BANK]

By:_________________________
Name:
Title:

THE FIRST NATIONAL BANK OF
CHICAGO, as Collateral Agent

By:_________________________
Name:
Title:

                                    ANNEX A

                                 FORM OF NOTICE

                            [On letterhead of FNBC]



                                                     ___________,


[Collection Bank/Depositary Bank/Concentration Bank]

     Re:  McKesson HBOC, Inc.
          -------------------

Ladies and Gentlemen:

          We hereby notify you that we are exercising our rights pursuant to that certain letter agreement among McKesson HBOC, Inc., CGSF Funding Corporation, you and us, to have the name of, and to have exclusive ownership and control of, account number [________] (the "Lock-Box Account") maintained
                                                ----------------
with you, transferred to us. [Lock-Box Account will henceforth be a zero-balance account, and funds deposited in the Lock-Box Account should be sent at the end of each day to _______________.] You have further agreed to perform all other services you are performing under that certain agreement dated [_________] between you and McKesson HBOC, Inc. on our behalf.

          We appreciate your cooperation in this matter.

                              Very truly yours,

                              THE FIRST NATIONAL BANK OF
                               CHICAGO
                              (for itself and as Collateral Agent)

                         By:_________________________________
                         Name:
                         Title:

                                  EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT

          THIS ASSIGNMENT AGREEMENT is entered into as of the [___] day of [[____________, ____], by and between _____________________ ("Seller") and
                                                              ------
__________________ ("Purchaser").
                     ---------

                             PRELIMINARY STATEMENTS

          A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Receivables Purchase Agreement dated as of June 25, 1999 by and among CGSF Funding Corporation, as Seller, McKesson HBOC, Inc., as Servicer, Preferred Receivables Funding Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset
  ------                                              ------
Funding Corporation ("Blue Ridge", and together with PREFCO and Falcon, the
                      ----------
"Conduits"), The First National Bank of Chicago and Wachovia Bank, N.A., as
 --------
Managing Agents, The First National Bank of Chicago as Collateral Agent, and the Financial Institutions party thereto (as amended, modified or restated from time to time, the "Purchase Agreement"). Capitalized terms used and not otherwise
              ------------------
defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

          B. The Seller is a Financial Institution party to the Purchase Agreement, and the Purchaser wishes to become a Financial Institution thereunder; and

          C. The Seller is selling and assigning to the Purchaser an undivided ____________% (the "Transferred Percentage") interest in all of Seller's rights
                    ----------------------
and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Seller's Commitment, the Seller's obligations under [describe applicable Liquidity Agreement] and (if applicable) the Capital of the Seller's Purchaser Interests as set forth herein;

          The parties hereto hereby agree as follows:

          1. This sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2) Business Days
                                       --------------
(or such other date selected by the Collateral Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to
                                                                  -----------
this Assignment Agreement ("Effective Notice") is delivered by the Collateral
                            ----------------
Agent to the Conduits, the Seller and the Purchaser. From and after the Effective Date, the Purchaser shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if the Purchaser were an original party thereto and the Purchaser agrees to be bound by all of the terms and provisions contained therein.

          2. If the Seller has no outstanding Capital under the Purchase Agreement, on the Effective Date, Seller shall be deemed to have hereby transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under Section 4.1 of the Purchase Agreement.

          3. If the Seller has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of the Seller, on the Effective Date the Purchaser shall pay to the Seller, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of the Seller's Purchaser Interests (such amount, being hereinafter referred to as the "Purchaser's Capital"); (ii) all accrued but unpaid (whether
                    -------------------
or not then due) Yield attributable to the Purchaser's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of the Purchaser's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Purchaser's
                                                             -----------
Acquisition Cost");
----------------

whereupon, the Seller shall be deemed to have sold, transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and the Capital of the Seller's Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under
Section 4.1 of the Purchase Agreement.

          4. Concurrently with the execution and delivery hereof, the Seller will provide to the Purchaser copies of all documents requested by the Purchaser which were delivered to such Seller pursuant to the Purchase Agreement.

          5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

          6. By executing and delivering this Assignment Agreement, the Seller and the Purchaser confirm to and agree with each other, the Collateral Agent and the Financial Institutions as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, the Seller makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchaser, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, any Obligor, any Seller Affiliate or the performance or observance by the Seller, any Obligor, any Seller Affiliate of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) the Purchaser confirms that it has received a copy of the Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) the Purchaser will, independently and without reliance upon the Collateral Agent, the Conduits, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) the Purchaser appoints and authorizes the Collateral Agent to take such action as collateral agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) the Purchaser appoints and authorizes the Collateral Agent to take such action as collateral agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (g) the Purchaser agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the Transaction Documents, are required to be performed by it as a Financial Institution or, when applicable, as a Purchaser.

          7. Each party hereto represents and warrants to and agrees with the Collateral Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Sections 4.1 and 14.6 thereof.

          8.   Schedule I hereto sets forth the revised Commitment of the Seller
               ----------
and the Commitment of the Purchaser, as well as administrative information with respect to the Purchaser.

          9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          10. The Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of the Conduits, it will not institute against, or join any other Person in instituting against, any Conduit, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                              [SELLER]


                              By:____________________________
                              Name:
                              Title:


                              [Purchaser]


                              By:____________________________
                              Name:
                              Title:

                       SCHEDULE I TO ASSIGNMENT AGREEMENT

                       LIST OF LENDING OFFICES, ADDRESSES

                       FOR NOTICES AND COMMITMENT AMOUNTS

Date: _______________, ____
----

Transferred Percentage:________%
----------------------

                  A-1            A-2        B-1        B-2
                  ---            ---        ---        ---
Outstanding
               Commitment     Commitment   Capital    Ratable

Seller          [existing]     [revised]   (if any)     Share
-------------------------------------------------------------





                    A-1            B-1            B-2
                    ---                           ---
                                 Outstanding
                  Commitment      Capital             Ratable
Purchaser       [initial]         (if any)              Share
-------------------------------------------------------------



Address for Notices
-------------------
------------
------------
Attention:
Phone:
Fax:

                      SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE

TO:________________________, Seller
     ________________________
     ________________________
     ________________________

TO:________________________, Purchaser
     ________________________
     ________________________
     ________________________

          The undersigned, as Collateral Agent under the Receivables Purchase Agreement dated as of June 25, 1999 by and among CGSF Funding Corporation, as Seller, McKesson HBOC, Inc., as Servicer, Preferred Receivables Funding Corporation, ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset Funding Corporation ("Blue Ridge", and together with PREFCO and Falcon, the "Conduits"), The First National Bank of Chicago and Wachovia Bank, N.A., as Managing Agents, The First National Bank of Chicago, as Collateral Agent, and the Financial Institutions party thereto, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, ____ between __________________, as Seller, and
__________________, as Purchaser. Terms defined in such Assignment Agreement are used herein as therein defined.

          1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be ______________, ____.

          2. The Managing Agent, on behalf of the affected Conduits, hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Purchase Agreement.

          [3. Pursuant to such Assignment Agreement, the Purchaser is required to pay $____________ to the Seller at or before 12:00 noon (local time of the Seller) on the Effective Date in immediately available funds.]

                         Very truly yours,

                         THE FIRST NATIONAL BANK OF CHICAGO, individually and as Collateral Agent [and a Managing Agent]

                         By:__________________________
                         Title:

                         [WACHOVIA BANK, N.A., as a Managing Agent

                         By: ____________________________
                         Authorized Signatory]

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY



                                   Attached.

                                   EXHIBIT IX

                              FORM OF CONTRACT(S)



                                   Attached.

                                   EXHIBIT X

                             FORM OF MONTHLY REPORT

                                   Attached.

                                   SCHEDULE A

                     COMMITMENTS OF FINANCIAL INSTITUTIONS

PURCHASE GROUP:  PREFCO

            Financial Institution                                 Commitment
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
The First National Bank of Chicago                                $250,000,000
----------------------------------------------------------------------------------------------

PURCHASE GROUP:  Falcon

            Financial Institution                                 Commitment
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
The First National Bank of Chicago                                $250,000,000
----------------------------------------------------------------------------------------------

PURCHASE GROUP:  Blue Ridge

            Financial Institution                                 Commitment
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                                               $250,000,000
----------------------------------------------------------------------------------------------

                                   SCHEDULE B

                    DOCUMENTS TO BE DELIVERED TO THE AGENTS

                      ON OR PRIOR TO THE INITIAL PURCHASE

                                   Attached.

                               TABLE OF CONTENTS

        Section 14.11  Integration; Binding Effect; Survival of Terms.
                       ----------------------------------------------

                                    EXHIBITS
Exhibit I                Definitions
Exhibit II               Form of Purchase Notice
Exhibit III              Places of Business of the Seller Parties; Locations of Records;
                         Federal Employer Identification Number(s)
Exhibit IV               Names of Collection Banks; Collection Accounts
Exhibit V                Form of Compliance Certificate
Exhibit VI               Form of Collection Account Agreement
Exhibit VII              Form of Assignment Agreement
Exhibit VIII      Credit and Collection Policy
Exhibit IX               Form of Contract(s)
Exhibit X                Form of Monthly Report


                                   SCHEDULES

Schedule A               Commitments of Financial Institutions
Schedule B               Documents to Be Delivered to the Agents on or Prior to the
                         Initial Purchase

                                       91